UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-3651
                                   ---------------------------------------------

                           Touchstone Strategic Trust
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               (Exact name of registrant as specified in charter)

        221 East Fourth Street, Cincinnati, Ohio               45202
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        (Address of principal executive offices)             (Zip code)

        Jill T. McGruder, 221 East Fourth Street, Cincinnati, Ohio 45202
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                     (Name and address of agent for service)

Registrant's telephone number, including area code: (513) 362-8000
                                                    ----------------------------
Date of fiscal year end:    3/31/03
                         --------------
Date of reporting period:    3/31/03
                          --------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

                                                                  March 31, 2003
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[LOGO] TOUCHSTONE
       INVESTMENTS

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                                 ANNUAL REPORT

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     Touchstone Emerging Growth Fund

     Touchstone Enhanced 30 Fund

     Touchstone Growth Opportunities Fund

     Touchstone International Equity Fund

     Touchstone Large Cap Growth Fund

     Touchstone Small Cap Growth Fund

     Touchstone Value Plus Fund


                      RESEARCH o DESIGN o SELECT o MONITOR


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                      Capital Appreciation o Total Return
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

TABLE OF CONTENTS
================================================================================

                                                                            Page
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Letter from the President                                                      3
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Management Discussion and Analysis                                             4
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Statements of Assets and Liabilities                                          22
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Statements of Operations                                                      26
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Statements of Changes in Net Assets                                           28
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Financial Highlights                                                          32
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Notes to Financial Statements                                                 53
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Portfolios of Investments:
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     Emerging Growth Fund                                                  68-71
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     Enhanced 30 Fund                                                      72-73
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     Growth Opportunities Fund                                             74-75
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     International Equity Fund                                             76-78
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     Large Cap Growth Fund                                                 79-80
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     Small Cap Growth Fund                                                 81-83
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     Value Plus Fund                                                       84-85
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Report of Independent Auditors                                                86
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2

LETTER FROM THE PRESIDENT
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Dear Fellow Shareholders:

We are pleased to provide you with the Touchstone Strategic Trust's Annual Report for the twelve months ended March 31, 2003. This update includes investment activity and performance for the Touchstone Emerging Growth Fund, Touchstone Enhanced 30 Fund, Touchstone Growth Opportunities Fund, Touchstone International Equity Fund, Touchstone Large Cap Growth Fund, Touchstone Small Cap Growth Fund and Touchstone Value Plus Fund. These seven Funds are part of the Touchstone Funds, which consists of an array of mutual funds offered to meet a variety of investment goals. Please note that Touchstone Advisors has modified the names of several funds in the past year to more clearly identify the Fund's investment strategy.

The past twelve months challenged investors. Ongoing concerns over geopolitical concerns, accounting scandals, profit woes and terrorism fostered equity market volatility and eroded consumer confidence. Both the S&P 500 Index and the NASDAQ Composite were down significantly in 2002. That decline in stock prices marked the first time since the period from 1939 through 1941 that equity prices dropped in three consecutive years. Despite negative equity returns, the strength of consumer spending, fueled by low interest rates, provided modest economic growth in 2002. The sustained strength of consumer spending in a low interest rate environment, coupled with increased corporate spending could produce a sustainable recovery. It will be critical, therefore, to watch for changes in business investment and hiring plans as corporate and geopolitical uncertainties fade.

It is important to keep the current environment in perspective and to consider the long-term composition and performance of your portfolio. As you do so, focus on the fundamentals: maintaining a diverse portfolio; investing regularly; and achieving your individual financial goals.

We remain steadfast and focused on positioning our Funds for success. We endeavor to offer a disciplined approach to investment management that is well suited to helping you attain your goals.

Thank you for your confidence in Touchstone and the opportunity to work on your behalf.

Best regards,

/s/ Patrick Bannigan

Patrick Bannigan
President
Touchstone Strategic Trust

Touchstone mutual funds are distributed by Touchstone Securities, Inc.*

*Member of NASD and SIPC.

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

EMERGING GROWTH FUND

CURRENT STRATEGY
The Fund's total return was negative 27.90% for the twelve months ending March 31, 2003. The Russell 2000 Index was negative 26.39% and the Russell 2500 Index was negative 24.00% during the same period.

WESTFIELD CAPITAL MANAGEMENT COMPANY
We continue to feel that the economy will pick up once the geopolitical issues are resolved. For the most part, the companies we have invested in appear to have weathered the prolonged downturn admirably. This period continued to be a volatile period for small cap growth investors. This was demonstrated perhaps best by the Philadelphia Semiconductor Index, better known as the "sox", which advanced 17% in the first seven trading days of the year only to end January down roughly 5%. The volatility is frustrating for long-term investors. However, we have continued to stick to our disciplined investment process, and have avoided making investments based merely on the most recent news.

Our largest weighting continued to be in the HealthCare sector, where at 25%, we are approximately 6% over the benchmark weight. This group was down a great deal in 2002, and we continue to think that fundamentals do not warrant selling, particularly given the strong demographics for the group. Our stock selection was positive on a relative basis for the year as our names were down 27%, versus the group which was down 33%. This is an area where we have added value consistently over the past few years, and we maintain our conviction in the securities that we own.

Industrials made up the next largest weighting in the portfolio at 18%. This group is made up of a variety of service areas, such as educational and data processing companies. We overweighted the group by almost 4%, and superior stock selection helped add over 1% of outperformance. Our names were down 18% versus the benchmark sector that was down more than 28%. This was primarily due to names such as Checkfree, Career Education and Stericycle. Armor Holdings has been the largest disappointment in the group, but we feel the company should benefit from the Government's increased spending on Homeland Security and anticipate that this will be reflected in the stock price. Additionally, we owned the regional airlines, which hurt performance and have been sold.

Consumer Discretionary made up the next largest component within the portfolio at an average of 13%, a 2% underweight to the benchmark. This is another sector where we have consistently added value in the past, besting the benchmarks average return by 4%. Unfortunately, we underweighted the group and this hurt performance.

Guitar Center and PF Changs China Bistro were highlights for the year. Entravision and Extended Stay America were the worst performing stocks. Extended Stay is being sold and Entravision is currently under review by the analyst for the second time. We have recently added Chico's FAS to the portfolio and feel that the company's new concept, Pazo, will exceed Street expectations. Pazo is aimed at a younger demographic than the company's core line, and we feel that management's ability to generate industry leading sales productivity and profit margins will transfer to the new brand.

The Technology sector continues to represent our largest underweighting versus the benchmark at 13% versus the index weight of 25%. We still feel that the fundamentals in this area are poor and will most likely not justify substantial price increases. The public investor still equates "technology" with "growth", and we feel that this is unwarranted. It is rare for the investment

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

sector that led markets going into a recession to lead as the economy returns to good health. We see no reason for this situation to be any different as the Technology component of the Russell 2000 Growth was the only major growth sector down every month during the first quarter. Our underweighting added value, however stock selection had a negative impact resulting in a positive contribution of 0.21%. Individual stock performance varied dramatically within Technology as well with very few stock posting positive returns. Stock selection will continue to be very important, and we continue to have two analysts focused on the sector. Our goal will be to add selectively to Technology as the economy begins to recover.

We cut our weighting in Financials during the first quarter resulting in an average weighting for the year of 12% versus the benchmark of 14%. Stock selection within the sector was negative, however this was offset by positive sector allocation. Five of the six financial names produced positive returns. We added Investors Financial Service (IFIN) to the portfolio and feel the company will benefit dramatically from any stabilization in the markets. This is the only market sensitive financial services company that continues to meet expectations and grow its business in a weak economic and stock market environment. At some point, investors will realize IFIN's business model is clearly the "better mouse trap", and the multiple should be rewarded for earnings consistency.

We continue to overweight Energy, and our exposure is focused on natural gas, as supply continues to decrease relative to demand. This overweighting added value in terms of sector allocation, as well as stock selection, and we feel that there will be a premium paid for domestic natural gas assets going forward. We are committed to a long-term view when reviewing companies, and our effort to discount short-term volatility has served well. Much of the recent weakness in the economy and early first quarter earnings reports can certainly be blamed on worries about the war. While we have no illusions that the war in Iraq will be resolved overnight, the markets should view every step towards a conclusion positively.

TCW INVESTMENT MANAGEMENT COMPANY
With falling bombs shifting investor concern away from a sputtering U.S. economy, the first quarter of calendar 2003 experienced sharp stock market declines followed by a euphoric mid March rally.

Given the market's recent low trading volume and relative lack of liquidity as investors contemplate various scenarios to the war's resolution, the equities of many superb companies have declined to prices not seen in more than a decade. What's more, with layoffs, plant rationalization and aggressive inventory management, corporate America has never been leaner. As revenue growth gradually improves, driven by the need to replenish record low inventories, followed by a rebound in capital spending, we expect significant operating margin and profit leverage for our portfolio holdings. Through its aggressive monetary policy, the Federal Reserve has given the U.S. Economy sufficient stimulus to weather a recovery under the weight of war fears. While order bookings appear to be improving, a sustained business upturn has yet to occur. As we enter the seasonally- strong second quarter we will gain better visibility on the business outlook from the managements of our portfolio holdings.

Despite the daily barrage of mind numbing news from Iraq and the recent sharp drop in consumer confidence, we should expect a release of pent up demand by both businesses and consumers, following resolution to the conflict. Moreover, it appears that lower interest rates have reliquified consumer balance sheets through mortgage refinancing and debt pay downs. These forces should rekindle corporate and retail spending once the war is over. We should expect the stock market to discount an economic recovery either later this year or in 2004. This should set the stage for dramatic stock price appreciation among those quality companies, with excellent fundamentals,

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

that have fallen to irrationally low prices. As the market recovers, fear and emotion will give way to sound investment principles and we would hope to demonstrate outsized returns given the attractive valuations of our portfolio holdings.

For the year ending 3/31/03, the Fund's sector weights vs. the benchmark were as follows: Consumer Discretionary; Energy; Financials; and Materials were underweighted, and Consumer Staples; HealthCare; Industrials; and Information Technology were overweighted.

As has been the case in previous market corrections during the past 17 years, we are intensifying our bottom up research process to ensure the quality of existing portfolio holdings, while weeding out weak companies and replacing them with the inefficiently priced stocks of excellent companies down in sympathy with the overall market. As investment managers grounded in the value discipline, we are often contrarians buying the mispriced equities of out of favor companies. Because companies in our portfolio are generally unfashionable at time of purchase and because we pay scant attention to the composition of our benchmark, investment decisions are based solely on expected returns over a complete market cycle, typically 3 to 5 years in duration.

Our investment philosophy, which is based on fundamental research, pays scant attention to market timing. Instead, we base our investment decisions on buying excellent business models at inefficient prices that should reap solid returns over the long run. We believe recent market inefficiencies brought on by fear and emotions have created a great buying opportunity. We hope to demonstrate the rewards of our disciplined approach over the next market recovery.

See Portfolio of Investments on page 69.

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

Comparison of the Change in Value of a $10,000 Investment in the Emerging Growth
       Fund - Class A*, the Russell 2000 Index and the Russell 2500 Index

                               [GRAPHIC OMITTED]

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                 Emerging Growth Fund
            Average Annual Total Returns**

               1 Year     5 Years     Since Inception*
Class A       (32.04%)     5.08%           11.79%
Class B       (33.09%)       --           (14.24%)
Class C       (30.27%)     5.05%           11.29%
------------------------------------------------------

                                               3/02
Touchstone Emerging Growth Fund - Class A    $25,754
Russell 2000 Index                           $16,025
Russell 2500 Index                           $19,786

                       Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

*The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on October 3, 1994 and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and January 1, 1999, respectively. The Class C performance information is calculated using the historical performance of the Fund's predecessor, which was another mutual fund that began operations on October 3, 1994.
**The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

ENHANCED 30 FUND

CURRENT STRATEGY
The Fund's total return was negative 26.19% for the twelve months ending March 31, 2003. The total return for the Dow Jones Industrial Average (DJIA) was negative 21.44% for the same period.

For the 12 months ended March 31, 2003, the S&P 500 Index was down 24.76%. Why has the DJIA outperformed the broader market as well as the Fund? Part of the answer lies in the widely recognized value orientation of the DJIA. The DJIA is a price-weighted index, not one based on market capitalization. For example, a year ago 3M Corp. and Procter & Gamble, the two highest priced stocks in the DJIA, represented 13% of the DJIA's value. Today, those stocks are more than 19% of the value of the DJIA. Procter & Gamble has not declined during this period, and 3Mcorp.actually rose 13%. The Fund holds these stocks too, but only about 3% in each. The unit size of the Fund's holdings varies only slightly, ranging from 2.5% to 4.0%. By contrast, the DJIA stocks range from 11% in 3M to 1% in McDonalds.

We continue to believe that a portfolio diversified among 30 leading stocks will prove rewarding. We like most of the DJIA names and hold 23 of them, but some of the issues such as International Paper, GM, and Eastman Kodak, are well past their prime. We are much happier substituting names like Wellpoint and Cardinal in the rapidly expanding Health Care sector and Cisco in the Technology sector.

We overweighted the economic sectors we believe offer above average growth, such as Consumer, Health Care, and Financial. We have underweighted mature, Industrial, and Basic Material sectors, which are more cyclical and offer limited growth.

The portfolio has benefited from our positions in important retailers like WalMart and Best Buy, as well as BankAmerica and Johnson & Johnson. We eliminated El Paso Corp. at a significant loss following our discovery that its earnings had been overstated and the resulting credit downgrade threatened its solvency.

The market during the first quarter was held captive by the Iraq crisis. Fortunately, this fog is now lifting. We are now enjoying low interest rates and stimulative fed policies, which are inspiring significant mortgage refinancing. Fiscal stimulus is coming, including a larger tax plan than we had originally expected. The recent drop in the price of oil will be an additional stimulus for the economy in the months ahead.

See Portfolio of Investments on page 73.

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

        Comparison of the Change in Value of a $10,000 Investment in the Enhanced 30 Fund - Class A* and the Dow Jones Industrial Average

                               [GRAPHIC OMITTED]

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-------------------------------------------
           Enhanced 30 Fund
     Average Annual Total Returns**

                1 Year     Since Inception*
Class A        (30.43%)        (14.51%)
Class B        (29.63%)        (18.34%)
Class C        (26.32%)        (13.22%)
-------------------------------------------

                                         3/03
Enhanced 30 Fund - Class A              $6,373
Dow Jones Industrial Average            $7,812

                       Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

*The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares was May 1, 2000 and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and May 16, 2000, respectively.
**The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

GROWTH OPPORTUNITIES FUND

CURRENT STRATEGY
The Fund's total return was negative 30.14% for the twelve months ending March 31, 2003. The total return for the Russell 1000 Growth Index was negative 26.77% and the S&P 500 Index was negative 24.76% for the same period.

During the twelve months ending March 31, 2003, the equity markets experienced a particularly difficult first several months. In late 2002, the absence of new disclosures from Corporate America and Wall Street lessened investor anxiety and brought about a refocusing upon improving fundamentals. We believe that the broader equity markets bottomed on October 9, 2002 and that the Biotechnology sector, in which the fund has significant holdings, bottomed on July 10, 2002.

Anticipating more attractive growth opportunities, we reduced our Aerospace/Defense and Retail sector holdings and sold our only Energy stock. We increased our Entertainment/Media sector positions and added to our Technology and Biotechnology positions. These actions enabled the Fund to fare better than the benchmarks during these past two quarters although nearly every sector was still down relative to its value at the beginning of April 2002.

The focus on Iraq caused a majority of the equity market indices to decline again during the first quarter 2003. The events preceding the war's initiation subdued economic activity and caused oil prices to spike to $38/barrel. The first quarter will probably exhibit some economic weakness resulting from the war, higher energy prices and bad weather experienced in much of the country. The commencement of the conflict and the expected resolution has already diminished the tax-like effect of higher oil prices as they continue declining since the war's beginning. Additionally, the conflict's resolution should enable an acceleration of economic activity throughout the remainder of 2003. Fed policy will continue to be accomodative to economic growth and the additional fiscal stimulus package within the Budget being negotiated in the House and Senate Conference Committee should be constructive.

Key drivers for growth equities in 2003 include an economy that is in its eighteenth month of recovery, and corporate profits/cash flow in a rising trend for more than nine months with the expectation of continuing throughout 2003 and 2004. Capital spending on Equipment & Software, which has risen sequentially for the last three quarters should provide impetus throughout 2003, and particularly next year. Moreover, companies which are reporting record operating margins in a difficult environment are poised to experience accelerating earnings growth in a normalized setting. Over the past 12 months, S&P 500 companies have been beating versus missing quarterly earnings estimates by a factor of 2.5 to 1, and our growth stocks have been beating versus missing by a factor of 5 to 1.

We are long-term growth managers and do not attempt to time market swings. Investing in Healthcare, Technology, Entertainment/Media, Financial Services, Retailing, and other growth companies with strong future potential, positioning us well for the next bull market which may well be underway. The unprecedented monetary stimulus and the positive fiscal packages working their way into the economy should prove to be rewarding for investors.

See Portfolio of Investments on page 75.

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

        Comparison of the Change in Value of a $10,000 Investment in the Growth Opportunities Fund - Class A*, the Standard & Poor's 500 Index
                       and the Russell 1000 Growth Index

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
------------------------------------------------------
              Growth Opportunities Fund
           Average Annual Total Returns**

               1 Year     5 Years     Since Inception*
Class A       (34.16%)    (1.96%)          5.34%
Class B       (34.51%)        --         (29.49%)
Class C       (31.55%)        --         (10.54%)
------------------------------------------------------

                                               3/03
Growth Opportunities Fund - Class A          $15,851
Standard & Poor's 500 Index                  $16,308
Russell 1000 Growth                          $13,665

                       Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

*The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on September 29, 1995, and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and August 2, 1999, respectively.
**Returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

INTERNATIONAL EQUITY FUND

CURRENT STRATEGY
The Fund's total return was negative 36.94% for the twelve months ending March 31, 2003. The total return for the MSCI EAFE Index was negative 22.94% for the same period.

Global equity markets recorded negative returns for the third successive year - the first time this has happened since the early years of the Second World War - despite a modest recovery in the fourth quarter. European markets were poor performers over the year ended March 31, 2003, with significant falls in the German and French markets. Returns over the past year from global markets have been weak, as markets grappled with a series of debilitating ailments including below trend economic growth, corporate fraud and a volatile global geopolitical backdrop.

The economic recovery failed to materialize to the extent that was extensively anticipated in the early part of last year - in fact, growth has been notably sluggish. Despite underperforming initial expectations, the U.S. economy has proved to be quite resilient even as the equity market continued to decline. Consensus estimates suggest that the U.S. economy may have expanded by 2.5% in 2002. That is considerably better than the Eurozone region where growth is unlikely to reach 1%. This reflects the inability of Germany, the region's largest economy, to achieve meaningful growth amid falling business and consumer confidence levels. The region's other two large economies, France and Italy face similar problems. The euro registered strong gains against the U.S. dollar amid concern America may not attract as much international investment flows as previously, and as Eurozone interest rates remained at a relatively higher level. In the Pacific region, Japan's economy contracted by 0.5% during 2002 as the country continues to struggle with deflation, a weak banking system and poor business and consumer confidence. The relative strength of the yen, which gained against the dollar over the past year, has made Japanese exports less competitive in the important U.S. market adding to the economic difficulties the country has faced. The single largest contributor to the Fund's underperformance was its under exposure to Japan relative to the MSCI EAFE Index. Also contributing to our relative under performance has been our preference for the export-oriented companies in Japan. The relative strength of the yen has had a negative impact on stocks in this sector.

Insurers were particularly hard hit during the year as falling equity markets raised concerns about the solvency ratios of many companies and their ability to write new business. Compounding the situation was higher than normal claims arising from the September 11th terrorist attacks and flooding in central Europe. Fund holding Swiss Reinsurance was particularly impacted by the fallout in the sector. However, the world's number two reinsurance company has reserves totalling almost CHF 100 billion invested mostly in fixed income thus limiting its exposure to the stock markets and its recent operating results indicate it is beginning to benefit from the rise in premiums post 9/11. The insurance sector woes spilled over to the banking sector, helping to depress shares of the Dutch bank, ING Groep NV, which garners about two-thirds of its profits from its insurance operations. The bank possesses a strong balance sheet, bolstered by an increase in its capital position as it raised $1 billion through a debt offering in the fourth quarter, and has been able to control costs in a difficult environment.

Also weighing on the Fund's performance over the year was the Dutch-quoted global supermarket operator Royal Ahold NV which fell heavily after it revealed accounting irregularities at its U.S. Foodservice unit, prompting the resignation of its chief executive officer and chief financial officer. That prompted fears about the scale of the accounting faults and its impact on the company's ability to service its debts. In mid-March 2003, concerns eased about a liquidity crisis amid signs of little significant deterioration in its relationship with its major suppliers and creditors.

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

For the better part of the year investors preferred companies that continued to demonstrate visible earnings growth and stability. Many of these were located in the Consumer Staples sector. U.K. quoted Unilver, the world's leading producer of ice cream, rallied sharply in the third quarter of 2002 as it produced earnings ahead of expectations. The company is successfully executing its 'path to growth' program under which it is shedding brands and cutting costs to focus on its most profitable products.

The rally that accompanied the final days of the build-up to the conflict in Iraq was partially inspired by relief that the uncertainty had been removed. Since then markets have fluctuated as the war unfolds on television screens around the world with the realisation that a different type of uncertainty has emerged. As things stand, the war is likely to have a distorting effect on economic data, making visibility quite murky. Notwithstanding this, we believe the recent data illustrates a global economy that has problems unrelated to the war in Iraq, and recovery may be slower than many have anticipated.

However, a quick victory for the U.S./U.K. coalition could drive a rebound in business spending as deferred investments are activated. The scope for a rebound in Consumer Spending is less pronounced as there has been relatively little retrenchment in spending plans until quite recently. Following the Gulf War in 1991, confidence levels soared and boosted spending and there is little doubt that sentiment is currently depressed due to the Middle East situation. If this outcome is delayed, the cost of funding the war may become prohibitive and force the U.S. and U.K. to increase taxes, dampening confidence.

We believe there is little likelihood of an increase in interest rate levels in 2003 and see further cuts by the European Central Bank in the coming months. While the Federal Reserve is more circumspect about the need for such a move, we think there is a possibility of another near-term reduction. The Bank of England surprised markets with its latest reduction so one can not rule out similar action in the aftermath of the latest weak retail sales numbers.

Company earnings for the final quarter of 2002 were in line with expectations that had been guided lower. Despite the dividend cuts by some companies, the dividend yield on many of our stocks provide significant support at these levels. Quality blue-chip companies that we hold have generally not disappointed, while our exposure to financial stocks has a definite bias towards a rising market. The market has been hard on insurance companies that have exposure to equity markets without due regard for the strength of the underlying business. Consequently, we believe there is considerable upside potential when markets recover.

Although stock markets have recorded negative returns for three years, one could not describe them at the aggregate level as being remarkably cheap. However, there are certain stocks that are reasonably valued and fit our focus on long-term earnings and cash-flow growth.

See Portfolio of Investments on page 77.

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

        Comparison of the Change in Value of a $10,000 Investment in the International Equity Fund - Class A* and the MSCI EAFE Index

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
------------------------------------------------------
              International Equity Fund
            Average Annual Total Returns**

               1 Year     5 Years     Since Inception*
Class A       (40.59%)   (14.13%)          (4.51%)
Class B       (39.85%)        --          (27.26%)
Class C       (37.31%)   (13.70%)          (4.53%)
------------------------------------------------------

                                              3/03
International Equity Fund - Class A          $6,754
MSCI EAFE Index                              $9,806

                       Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

*The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on October 3, 1994 and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and January 1, 1999, respectively.
**The average annual total returns shown above are adjusted for maximum applicable sales charges. The Class C performance information is calculated using the historical performance information of the Fund's predecessor, which was another mutual fund that began operations on October 3, 1994.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund Shares.

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

LARGE CAP GROWTH FUND

CURRENT STRATEGY
The Fund's total return was negative 33.69% for the twelve months ending March 31, 2003. The total return for the Russell 1000 Growth Index was negative 26.77% for the same period.

The events over the past twelve months did little to stem investor fears. While the economy recovered ever so slowly from recession, corporate malfeasance and accounting scandal shook investor confidence. Enron became Worldcom became Tyco became Healthsouth. Massive client exodus forced Arthur Andersen to liquidate the firm. At the same time, conflict of interest became the dominant headline in the securities industry. Even Martha Stewart was charged with insider trading. Who was left to trust?

Scandal contributed significantly to the Fund's underperformance as we owned positions in Tyco and Tenet Healthcare. Other holdings that hurt performance included Omnicom, Bisys, and Concord EFS. Stocks in the Fund that performed well versus the Russell 1000 Growth Index included Cisco, Bed Bath & Beyond, Lowes, and Medtronic.

The scandals coupled with a slow recovery and the build-up to war with Iraq resulted in an overall poor equity market. The expected recovery in capital spending failed to materialize while unemployment stayed stubbornly high. Aggressive monetary policy, resulting in interest rates that hit 40 year lows, coupled with tax cuts have not been enough to reenergize the economy. More tax cuts and rate cuts are possible in the foreseeable future. While victory in Iraq appears imminent, the rebuilding process may take years at significant cost.

In spite of the above, there are several reasons for hope:

1. The SEC, in response to concerns over corporate governance, required corporate managements to personally endorse their financial results last fall.

2. We are another year into the recovery with expectations for improving revenue and earnings growth.

3.   Success in Iraq is probable.

4.   Stocks are 20% to 30% less expensive than they were in March of 2002.

5. The President has proposed the elimination of the double taxation of dividends along with other tax cuts that could be passed in the second half of 2003.

6.   The Federal Reserve has shown a willingness to cut rates aggressively.

Looking forward, we are cautiously optimistic the recovery will continue to gain steam. While we have positioned the Fund to benefit from the recovery, we believe that the current uncertainty in the economy favors the larger capitalized growth companies. We do not look for one sector to dominate the market going forward but anticipate that companies able to show strong revenue and earnings growth across sectors will be rewarded. In addition, the weakness in the dollar should help the multinationals as currency exchanges will be in their favor.

We will continue to be diligent in seeking out companies that will show better than market revenue and earnings growth. In a low inflation, low interest rate environment these companies should perform well.

See Portfolio of Investments on page 80.

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

        Comparison of the Change in Value of a $10,000 Investment in the Large Cap Growth Fund - Class C*, the Standard & Poor's Barra Growth Index,
       the Standard & Poor's 500 Index and the Russell 1000 Growth Index

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
------------------------------------------------------
               Large Cap Growth Fund
          Average Annual Total Returns**

               1 Year     5 Years     Since Inception*
Class A       (37.51%)   (13.66%)           0.30%
Class B       (37.25%)        --          (28.01%)
Class C       (34.26%)   (13.60%)           0.01%
------------------------------------------------------

                                               3/03
Large Cap Growth - Class C                   $10,011
Standard & Poor's Barra Growth Index         $23,510
Standard & Poor's 500 Index                  $22,734
Russell 1000 Growth Index                    $19,224

                       Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

*The chart above represents performance of Class C shares only, which will vary from the performance of Class A and Class B shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class C shares commenced on June 7, 1993, and the initial public offering of Class A and Class B shares commenced on August 2, 1993 and May 1, 2001, respectively.
**Returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

SMALL CAP GROWTH FUND

CURRENT STRATEGY
The Fund's total return was negative 2.20% since its inception (10/21/02) through March 31, 2003. The total return for the Russell 2000 Growth Index was negative 0.71% for the same period.

LONGWOOD INVESTMENT ADVISORS
The end of 2002 provided some positive performance for the portfolio, but the first quarter marked a return to some uncertainty. The Mid-East conflict impacted the economy and the worst winter in recent memory also depressed economic activity. The combination of these two factors and Venezuelan political unrest led to higher energy prices which further depressed economic activity as it is a defacto tax increase to the average consumer.

Despite all these factors, the economy did grow. For most businesses, cash flow has improved. There is still a great deal of cash on corporate balance sheets. Companies have cut costs and spending dramatically and, therefore, any small revenue increase will produce a greater percentage gain in profits and cash flow. The key to the economy now is to get this cash employed productively in the economy.

The consumer has behaved relatively normally up to this point in an economic recovery. While it can be argued that consumer reaction to economic stimulus has been more muted in this recovery than others, housing starts and retail sales have responded fairly typically.

The  sector  of the  economy  that has not yet  responded  is  Business  Capital
Investment. This is the part of the economy that makes recovery sustainable through the creation of jobs. This sector, while having some sub-sectors of strength, has remained weak. We think there are several reasons for this.

1. The Technology boom of the late 1990's created substantial overcapacity in some sectors of the economy that have not been absorbed and, therefore, led to pricing pressure in those sectors.

2. The uncertainty of the Iraq situation, especially as it relates to Energy and the lack of pricing power in most end markets made businesses very cautious in releasing budgets. In many cases, cash flow has improved but spending has not yet followed.

3. Many sectors of the economy had unreasonably large debt balances as a result of the 1997-1999 Technology bubble. These debts must be restructured or reduced before spending can rebound normally. There are some sectors, such as Semiconductor Capital Equipment and Technology Contract Manufacturing, where overcapacity is so severe that we do not see a recovery any time soon.

Despite the uncertain background, we feel that there are many reasons for optimism. At the front-end of the economy, or the Consumer sector, we have seen energy prices decline significantly. When this eventually is passed through to gasoline and home energy markets, it will be a stimulus to the consumer. The winter is over and the depressing effects of severe east coast winter weather should be covered in the next several months. The consumer has been repairing their personal balance sheets through home refinancing and higher savings rate. This will eventually provide more economic stimulus. The overwhelming success in Iraq will also boost consumer confidence.

On the productive side of the economy there is also reason for optimism. Despite a somewhat subdued, albeit growing economy, delivery times on orders are inching up, not down. This would indicate that inventories are very low and that a rebound or acceleration in demand would require substantial new production and job creation. There is a natural replacement cycle now due in many Technology markets. This cycle could be relatively robust due to the almost depression-like

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

conditions in capital spending since 1999. As revenues and cash flow increase, businesses will have to spend to improve productivity in order to compete in very competitive worldwide markets that offer little pricing power. We anticipate that this spending will be concentrated on inherent applications, content, storage and the components that enable these technologies. This cycle should be abetted by a federal investment tax credit that expires at the end of 2004.

Finally the dividend tax cut would be a brilliant addition to the economic picture. It would force companies to either spend their cash on capital investment or distribute it to their shareholders. Either way, the funds would be put to work in the economy rather than earning 1% to 2% on a corporate balance sheet.

The portfolio is currently positioned in Technology (24.9% of portfolio); Medical (40.8% of portfolio); and Energy (6.4% of portfolio). The rest of the portfolio holdings are growth companies that are spread among various sectors.

From a stock market point of view, the market continues to be undervalued relative to bonds. The amount of money in money market funds as a percentage of market capitalization is as high as it has ever been at 25%. The other two points were June 1982 (16.5%) and January 1991 (19.4%). At that point, money market funds were earning double-digit returns.

What these statistics show is that that market participants are psychologically a scared group. There is ample opportunity for tremendous gains but not enough conviction to set this in motion. The current situation requires patience.

BJURMAN, BARRY & ASSOCIATES
This is a highly emotional time, when any one of a number of news events could trigger an irrational response from investors, either to the upside or to the downside. As a result, from a short-term standpoint, almost anything can happen in the days ahead. At such times, it is often helpful to stand back from the fray, and concentrate on the longer term trends of the market. It is one thing to be caught up in the emotions of the moment and quite another to recognize an emotional environment when it exists. News events can trigger market actions that can temporarily go against the prevailing market trend, but they rarely change the long-term trends.

During the past year, the market has been negatively impacted by slow economic and corporate profit growth, along with low investor and consumer confidence. Much of this has been the result of uncertainty surrounding the Iraq conflict. Fiscal and monetary stimulus, coupled with the resolution of the Iraq conflict as well as lower oil prices, are likely to provide positive market reactions in the months ahead.

When the war with Iraq is over, investors will once again focus on U.S. economic activity and corporate profit growth. Several factors cause us to believe that a stronger economy and greater corporate growth will create a strong market rally in the months ahead. This outlook is based on several factors:

1.   Monetary and fiscal stimulus will begin to strengthen the economy.

2.   Corporations and consumers will regain confidence and resume spending.

3. Lower oil prices are likely after the conflict, which would boost profits in several industries and improve discretionary spending by consumers.

4. Investors will regain their vision of the future, rather than focusing on daily events, and begin investing for the long-term.

While the economy has grown slowly during the past year, the median earnings growth of the companies held in the Micro-Cap portion of the Fund during the past quarter was 138%.

Likewise, for the end of the quarter, the median forward price earnings ratio for the stocks is currently 20.5. The combination of these factors presents one of the best opportunities to purchase fast growing companies at some of the lowest prices in history.

See Portfolio of Investments on page 82.

        Comparison of the Change in Value of a $10,000 Investment in the Small Cap Growth Fund - Class A* and the Russell 2000 Growth Index

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
-------------------------------
    Small Cap Growth Fund
Average Annual Total Returns**

               Since Inception*
Class A            (7.82%)
Class B            (7.38%)
Class C            (3.57%)
-------------------------------

                                  03/31/03
Small Cap Growth Fund              $ 9,218
Russell 2000 Growth Index          $10,332

                       Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

*The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering for Class A, Class B and Class C shares was October 21, 2002.

**Represents total returns since October 21, 2002.The above returns are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a sharesholder would pay on Fund distributions or the redemption of Fund shares.

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

VALUE PLUS FUND

CURRENT STRATEGY
The Fund's total return was negative 28.59% for the twelve months ending March 31, 2003. The total return for the S&P 500/BARRA Value Index was negative 26.19% and the Russell 1000 Value Index was negative 22.79% for the same period.

Is the continued sluggishness of the U.S. economy primarily the result of war-related uncertainties or is something more insidious at work? This question may be closer to an answer as U.S. troops amass in Baghdad for the denouement of Saddam Hussein's regime.

The war is just the latest in a series of problems to plague this unusual recovery. Terrorist attacks and accounting scandals have combined with the debt hangover from the late 1990s boom to hold back the nascent recovery despite record low interest rates. These problems have made it difficult to ascertain the underlying strength of the economy and corporate earnings.

For the last twelve months, the Health Care and Telecom Services sectors contributed most to performance from a stock selection standpoint. Wellpoint and Alltel were the best performers respectively. Other notable performers were Lexmark and Charter One Financial. Consumer Discretionary and Industrials were the weakest sectors of the portfolio with Interpublic and Tyco leading the downside. For the year ending 3/31/03, the Fund was overweight Financials and under weight Technology.

The worst fears involving the Iraq invasion have diminished, but the long-term risks of nation building have just begun. Geopolitical problems abound, e.g. North Korea, Syria, terrorism and are exasperated by a divided U.N. On the positive side, the military success in Iraq increases the likelihood that some of President Bush's $726 billion stimulus package will be enacted. Accelerated tax cuts and lower taxes on dividends could have very positive implications for the economy and stocks.

Investors are breathing a sigh of relief and stocks are benefiting from the initial U.S. military success in Iraq. Now, investors must ascertain the true potential of underlying corporate earnings free from the clouds of war. The stock market's upside potential will come into better focus as this earnings potential is revealed in coming months.

See Portfolio of Investments on page 85.

MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

        Comparison of the Change in Value of a $10,000 Investment in the
          Value Plus Fund - Class A*, the Standard & Poor's 500 Index, the Standard & Poor's Barra Value Index and the Russell 1000 Value Index

                               [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
------------------------------------------
            Value Plus Fund
     Average Annual Total Returns**

               1 Year     Since Inception*
Class A       (32.69%)         (4.21%)
Class B       (31.87%)        (20.33%)
Class C       (29.08%)         (3.93%)
------------------------------------------

                                    3/03
Value Plus Fund - Class A          $8,102
S&P Barra Value Index              $7,918
S&P 500 Index                      $8,090
Russell 1000 Value Index           $8,966

                       Past performance is not predictive of future performance.
--------------------------------------------------------------------------------

*The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 1, 1998 and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and January 1, 1999, respectively.
**The average annual total returns shown above are adjusted for maximum applicable sales charges. The Class C performance information is calculated using the historical performance information of the Fund's predecessor, which was another mutual fund that began operations on May 1, 1998.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2003

===================================================================================================================
                                                      EMERGING                           GROWTH       INTERNATIONAL
                                                       GROWTH        ENHANCED 30     OPPORTUNITIES        EQUITY
                                                        FUND             FUND             FUND             FUND
-------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At cost .....................................   $ 287,725,802    $   9,254,199    $ 148,959,255    $   7,490,938
                                                   ================================================================
   At market value .............................   $ 261,687,092    $   7,672,728    $ 109,044,837    $   6,781,205
Cash ...........................................      15,157,451          103,794           12,018               --
Foreign currency (Cost $-, $-, $-, $1,975) .....              --               --               --            1,975
Dividends and interest receivable ..............          42,269           13,787           18,760           46,577
Receivable for capital shares sold .............       1,517,631            4,721          199,383           82,565
Receivable for securities sold .................       1,322,553               --               --          727,668
Foreign tax reclaims ...........................              --               --               --           13,377
Receivable from Adviser ........................              --               --               --           42,905
Other assets ...................................          14,269            6,754           10,890            3,784
                                                   ----------------------------------------------------------------
TOTAL ASSETS ...................................     279,741,265        7,801,784      109,285,888        7,700,056
                                                   ----------------------------------------------------------------

LIABILITIES
Overdrafts .....................................              --               --               --        1,657,874
Dividends Payable ..............................              --              342               --               --
Payable for securities purchased ...............         407,766               --               --          172,858
Payable for capital shares redeemed ............       1,785,290           13,082          393,662            2,660
Payable to Adviser .............................         170,172            3,998           85,669               --
Payable to affiliates ..........................          62,788            6,608           43,116            9,011
Net unrealized depreciation on forward
   foreign currency exchange contract ..........              --               --               --            9,399
Other accrued expenses and liabilities .........          99,269           19,164          100,908           40,077
                                                   ----------------------------------------------------------------
TOTAL LIABILITIES ..............................       2,525,285           43,194          623,355        1,891,879
                                                   ----------------------------------------------------------------

NET ASSETS .....................................   $ 277,215,980    $   7,758,590    $ 108,662,533    $   5,808,177
                                                   ================================================================

NET ASSETS CONSIST OF:
Paid-in capital ................................   $ 350,504,706    $  11,001,650    $ 211,877,630    $  13,435,245
Distributions in excess of net investment income              --               --               --          (67,579)
Accumulated net realized losses from
   security transactions .......................     (47,250,016)      (1,661,589)     (63,300,679)      (6,848,290)
Net unrealized depreciation on investments .....     (26,038,710)      (1,581,471)     (39,914,418)        (711,199)
                                                   ----------------------------------------------------------------

NET ASSETS .....................................   $ 277,215,980    $   7,758,590    $ 108,662,533    $   5,808,177
                                                   ================================================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ......   $ 153,246,815    $   6,109,257    $  84,471,827    $   3,770,049
                                                   ================================================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) ...............................      11,032,209          909,913        6,651,160          879,916
                                                   ================================================================
Net asset value and redemption
   price per share .............................   $       13.89    $        6.71    $       12.70    $        4.28
                                                   ================================================================
Maximum offering price per share ...............   $       14.74    $        7.12    $       13.47    $        4.54
                                                   ================================================================

22

STATEMENTS OF ASSETS AND LIABILITIES
(CONTINUED)
===================================================================================================================

PRICING OF CLASS B SHARES
Net assets attributable to Class B shares          $  26,225,682    $     729,054    $   2,463,276    $      94,019
                                                   ================================================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) .........................             2,092,702          108,930          203,047           23,211
                                                   ================================================================
Net asset value, offering price and
   redemption price per share ............         $       12.53    $        6.69    $       12.13    $        4.05
                                                   ================================================================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares          $  97,743,483    $     920,279    $  21,727,430    $   1,944,109
                                                   ================================================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) .........................             7,790,171          136,846        1,784,821          480,472
                                                   ================================================================
Net asset value, offering price and
   redemption price per share ............         $       12.55    $        6.72    $       12.17    $        4.05
                                                   ================================================================

See accompanying notes to financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2003

==================================================================================================
                                                     LARGE CAP        SMALL CAP        VALUE PLUS
                                                    GROWTH FUND      GROWTH FUND          FUND
--------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At cost ...................................     $  39,737,986    $  17,914,213    $  57,545,517
                                                   ===============================================
   At market value ...........................     $  34,661,342    $  18,535,941    $  47,199,822
Cash .........................................               292        1,069,937          780,859
Dividends and interest receivable ............            28,752            3,268           58,989
Receivable for capital shares sold ...........            36,362          127,619           31,483
Receivable for securities sold ...............           340,952          271,742               --
Receivable from Adviser ......................                --              154               --
Other assets .................................             6,719           27,582            7,440
                                                   -----------------------------------------------
TOTAL ASSETS .................................        35,074,419       20,036,243       48,078,593
                                                   -----------------------------------------------

LIABILITIES
Payable for securities purchased .............           352,160          321,788               --
Payable for capital shares redeemed ..........           105,883           20,192           12,276
Payable to Adviser ...........................            17,605               --           29,104
Payable to affiliates ........................             9,860            7,010           10,652
Other accrued expenses and liabilities .......            42,849           30,327           34,523
                                                   -----------------------------------------------
TOTAL LIABILITIES ............................           528,357          379,317           86,555
                                                   -----------------------------------------------

NET ASSETS ...................................     $  34,546,062    $  19,656,926    $  47,992,038
                                                   ===============================================

NET ASSETS CONSIST OF:
Paid-in capital ..............................     $  74,717,464    $  20,082,883    $  73,279,082
Undistributed net investment income ..........                --               --           84,212
Accumulated net realized losses from
   security transactions .....................       (35,094,758)      (1,047,685)     (15,025,561)
Net unrealized appreciation (depreciation)
   on investments ............................        (5,076,644)         621,728      (10,345,695)
                                                   -----------------------------------------------

NET ASSETS ...................................     $  34,546,062    $  19,656,926    $  47,992,038
                                                   ===============================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ....     $  33,484,078    $  15,229,780    $  46,112,879
                                                   ===============================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) .............................         4,167,620        1,557,703        6,187,359
                                                   ===============================================
Net asset value and redemption price per share     $        8.03    $        9.78    $        7.45
                                                   ===============================================
Maximum offering price per share .............     $        8.52    $       10.38    $        7.90
                                                   ===============================================

24

STATEMENTS OF ASSETS AND LIABILITIES
(CONTINUED)
==================================================================================================

PRICING OF CLASS B SHARES
Net assets attributable to Class B shares          $      76,526    $   1,398,608    $     366,984
                                                   ===============================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) .........................                10,131          143,433           51,146
                                                   ===============================================
Net asset value, offering price and
   redemption price per share ............         $        7.55    $        9.75    $        7.18
                                                   ===============================================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares          $     985,458    $   3,028,538    $   1,512,175
                                                   ===============================================
Shares of beneficial interest outstanding
   (unlimited number of shares authorized,
   no par value) .........................               130,436          310,792          209,498
                                                   ===============================================
Net asset value, offering price and
   redemption price per share ............         $        7.56    $        9.74    $        7.22
                                                   ===============================================

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2003

================================================================================================================
                                                      EMERGING                         GROWTH      INTERNATIONAL
                                                       GROWTH        ENHANCED 30   OPPORTUNITIES       EQUITY
                                                        FUND            FUND            FUND            FUND
----------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends(A) ....................................   $  1,087,864    $    157,837    $    487,036    $    200,352
Interest ........................................        142,383           1,935          25,363           2,816
                                                    ------------------------------------------------------------
TOTAL INVESTMENT INCOME .........................      1,230,247         159,772         512,399         203,168
                                                    ------------------------------------------------------------

EXPENSES
Investment advisory fees ........................      2,176,150          54,485       1,104,328          79,051
Distribution expenses, Class A ..................        402,099          17,934         224,636          14,135
Distribution expenses, Class B ..................        225,930           8,939          26,878           1,185
Distribution expenses, Class C ..................        885,859           9,130         268,187          25,484
Transfer agent fees, Class A ....................        282,700          12,000         240,577          29,900
Transfer agent fees, Class B ....................         62,390          12,000          11,996          13,000
Transfer agent fees, Class C ....................        165,650          12,000         135,358          13,000
Sponsor fees ....................................        544,042          18,347              --          16,643
Postage and supplies ............................        377,431          14,207         210,147          33,523
Custodian fees ..................................        114,500           6,663          31,909         178,000
Accounting services fees ........................         66,234          45,750          56,750          56,032
Administration fees .............................        151,466           3,025          41,073           4,766
Reports to shareholders .........................         59,746             238          70,833          11,073
Registration fees, Class A ......................         26,804          10,014          15,643           8,611
Registration fees, Class B ......................          7,011           9,743          10,869           5,564
Registration fees, Class C ......................         11,444           9,777          12,833           5,564
Professional fees ...............................         24,200          11,322           9,502          12,120
Interest expense ................................             --              --          11,188              --
Trustees' fees and expenses .....................          6,188           6,528           6,353           8,517
Other expenses ..................................         21,371           1,406           5,316           6,793
                                                    ------------------------------------------------------------
TOTAL EXPENSES ..................................      5,611,215         263,508       2,494,376         522,961
Sponsor fees waived .............................       (544,042)        (18,347)             --         (16,643)
Fees waived and/or expenses
   reimbursed by the Adviser ....................       (153,045)       (148,725)             --        (353,321)
                                                    ------------------------------------------------------------
NET EXPENSES ....................................      4,914,128          96,436       2,494,376         152,997
                                                    ------------------------------------------------------------

NET INVESTMENT INCOME (LOSS) ....................     (3,683,881)         63,336      (1,981,977)         50,171
                                                    ------------------------------------------------------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
Net realized losses from:
   Security transactions ........................    (47,063,902)     (1,537,329)    (26,776,581)     (2,100,929)
   Foreign currency transactions ................             --              --              --        (146,179)
Net change in unrealized appreciation/
   depreciation on investments ..................    (45,404,160)     (1,241,619)    (20,227,956)       (916,699)
                                                    ------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSSES
   ON INVESTMENTS ...............................    (92,468,062)     (2,778,948)    (47,004,537)     (3,163,807)
                                                    ------------------------------------------------------------
NET DECREASE IN NET ASSETS
   FROM OPERATIONS ..............................   $(96,151,943)   $ (2,715,612)   $(48,986,514)   $ (3,113,636)
                                                    ============================================================

(A)  Net of foreign tax withholding of: .........   $      2,535    $         --    $         --    $     28,640

See accompanying notes to financial statements

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2003(A)
================================================================================================
                                                      LARGE CAP       SMALL CAP      VALUE PLUS
                                                     GROWTH FUND     GROWTH FUND        FUND
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends(B) ....................................   $    250,772    $     17,958    $  1,184,363
Interest ........................................         15,752           5,261          21,248
                                                    --------------------------------------------
TOTAL INVESTMENT INCOME .........................        266,524          23,219       1,205,611
                                                    --------------------------------------------

EXPENSES
Investment advisory fees ........................        329,499          86,494         480,547
Distribution expenses, Class A ..................        106,686          14,237         154,689
Distribution expenses, Class B ..................            498           3,602           3,053
Distribution expenses, Class C ..................         12,090           8,646          18,920
Sponsor fees ....................................             --          13,342         128,147
Accounting services fees ........................         47,250          19,169          52,782
Transfer agent fees, Class A ....................         30,461           5,355          42,450
Transfer agent fees, Class B ....................         12,000           5,355          13,000
Transfer agent fees, Class C ....................         12,000           5,355          13,128
Registration fees, Class A ......................         10,913           4,405           5,110
Registration fees, Class B ......................         13,144           4,490           4,275
Registration fees, Class C ......................         11,393           4,584           4,351
Custodian fees ..................................         19,063          13,044          37,000
Postage and supplies ............................         18,453           9,210          37,645
Reports to shareholders .........................             --          25,100          16,603
Administration fees .............................         13,745           3,806          37,217
Professional fees ...............................         16,762          12,000          14,170
Trustees' fees and expenses .....................          6,840           2,000           8,294
Other expenses ..................................          6,008           1,001           2,376
                                                    --------------------------------------------
TOTAL EXPENSES ..................................        666,805         241,195       1,073,757
Sponsor fees waived .............................             --         (13,342)       (128,147)
Fees waived and/or expenses
   reimbursed by the Adviser ....................        (68,675)        (83,680)        (97,999)
                                                    --------------------------------------------
NET EXPENSES ....................................        598,130         144,173         847,611
                                                    --------------------------------------------

NET INVESTMENT INCOME (LOSS) ....................       (331,606)       (120,954)        358,000
                                                    --------------------------------------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized losses from security transactions ..    (17,826,641)     (1,047,685)    (14,294,879)
Net change in unrealized appreciation/
   depreciation on investments ..................     (3,787,802)        621,728     (10,053,000)
                                                    --------------------------------------------

NET REALIZED AND UNREALIZED LOSSES
   ON INVESTMENTS ...............................    (21,614,443)       (425,957)    (24,347,879)
                                                    --------------------------------------------

NET DECREASE IN NET ASSETS
   FROM OPERATIONS ..............................   $(21,946,049)   $   (546,911)   $(23,989,879)
                                                    ============================================

(A) Except for Small Cap Growth Fund which represents the period from commencement of operations (October 21, 2002) through March 31, 2003

(B)  Net of foreign tax withholding of: .........   $         --    $         --    $      1,538

See accompanying notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

============================================================================================================================
                                                                 EMERGING GROWTH FUND               ENHANCED 30 FUND
----------------------------------------------------------------------------------------------------------------------------
                                                                YEAR             YEAR             YEAR             YEAR
                                                               ENDED            ENDED            ENDED            ENDED
                                                              MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                                2003            2002(A)           2003            2002(A)
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss) ............................   $  (3,683,881)   $  (1,229,700)   $      63,336    $      47,264
Net realized gains (losses) from
   security transactions ................................     (47,063,902)       5,583,145       (1,537,329)         (24,780)
Net change in unrealized appreciation/
   depreciation on investments ..........................     (45,404,160)      17,058,208       (1,241,619)         324,996
                                                            ----------------------------------------------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM OPERATIONS ...........................     (96,151,943)      21,411,653       (2,715,612)         347,480
                                                            ----------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A .....................              --               --          (70,665)         (37,270)
From net investment income, Class B .....................              --               --             (254)            (850)
From net investment income, Class C .....................              --               --             (977)            (584)
From net realized gains on
   security transactions, Class A .......................      (2,200,015)        (303,424)              --               --
From net realized gains on
   security transactions, Class B .......................        (368,104)         (18,037)              --               --
From net realized gains on
   security transactions, Class C .......................      (1,412,057)        (100,358)              --               --
                                                            ----------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS
   TO SHAREHOLDERS ......................................      (3,980,176)        (421,819)         (71,896)         (38,704)
                                                            ----------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold ...............................     153,227,453      173,722,394        2,116,692        1,074,660
Reinvested distributions ................................       1,662,500          286,307           67,181           36,772
Payments for shares redeemed ............................    (112,900,182)     (38,260,138)      (1,431,828)         (30,128)
                                                            ----------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS A
   SHARE TRANSACTIONS ...................................      41,989,771      135,748,563          752,045        1,081,304
                                                            ----------------------------------------------------------------
CLASS B
Proceeds from shares sold ...............................      23,072,337       14,516,980          510,318          930,441
Reinvested distributions ................................         281,399           17,429              177              800
Payments for shares redeemed ............................      (4,171,405)        (189,075)        (370,643)         (94,513)
                                                            ----------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS B
   SHARE TRANSACTIONS ...................................      19,182,331       14,345,334          139,852          836,728
                                                            ----------------------------------------------------------------
CLASS C
Proceeds from shares sold ...............................      82,033,404       57,759,001          936,253          826,798
Reinvested distributions ................................         795,733           94,746              648              471
Payments for shares redeemed ............................     (19,116,468)      (3,215,461)        (603,826)         (68,543)
                                                            ----------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CLASS C SHARE TRANSACTIONS ...........................      63,712,669       54,638,286          333,075          758,726
                                                            ----------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .................      24,752,652      225,722,017       (1,562,536)       2,985,534
                                                            ----------------------------------------------------------------

NET ASSETS
Beginning of period .....................................     252,463,328       26,741,311        9,321,126        6,335,592
                                                            ----------------------------------------------------------------
End of period ...........................................   $ 277,215,980    $ 252,463,328    $   7,758,590    $   9,321,126
                                                            ================================================================

(A) Except for Class B shares which represents the period from commencement of operations (May 1, 2001) through March 31, 2002.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

============================================================================================================================
                                                               GROWTH OPPORTUNITIES FUND        INTERNATIONAL EQUITY FUND
----------------------------------------------------------------------------------------------------------------------------
                                                                YEAR             YEAR             YEAR             YEAR
                                                               ENDED            ENDED            ENDED            ENDED
                                                              MARCH 31,        MARCH 31,        MARCH 31,        MARCH 31,
                                                                2003            2002(A)           2003            2002(A)
----------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss) ............................   $  (1,981,977)   $  (1,964,913)   $      50,171    $     (20,057)
Net realized losses from:
   Security transactions ................................     (26,776,581)     (27,887,950)      (2,100,929)      (3,653,718)
   Foreign currency transactions ........................              --               --         (146,179)         (26,347)
Net change in unrealized appreciation/
   depreciation on investments ..........................     (20,227,956)      11,150,454         (916,699)       2,406,884
                                                            ----------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   OPERATIONS ...........................................     (48,986,514)     (18,702,409)      (3,113,636)      (1,293,238)
                                                            ----------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A .....................              --               --          (48,534)              --
From net investment income, Class B .....................              --               --             (105)              --
                                                            ----------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS
   TO SHAREHOLDERS ......................................              --               --          (48,639)              --
                                                            ----------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold ...............................      61,144,588       77,944,238       62,826,662      126,016,504
Reinvested distributions ................................              --               --           42,737               --
Payments for shares redeemed ............................     (63,343,223)     (50,365,691)     (63,095,700)    (125,907,603)
                                                            ----------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS A SHARE TRANSACTIONS ......................      (2,198,635)      27,578,547         (226,301)         108,901
                                                            ----------------------------------------------------------------
CLASS B
Proceeds from shares sold ...............................         948,542        3,761,964           57,558          122,429
Reinvested distributions ................................              --               --               86               --
Payments for shares redeemed ............................        (696,286)         (78,338)         (26,437)          (1,045)
                                                            ----------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS B
   SHARE TRANSACTIONS ...................................         252,256        3,683,626           31,207          121,384
                                                            ----------------------------------------------------------------
CLASS C
Proceeds from shares sold ...............................       3,276,197       17,945,068          967,902        1,111,996
Payments for shares redeemed ............................      (9,818,401)      (8,276,855)      (1,025,606)      (2,197,900)
                                                            ----------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS C SHARE TRANSACTIONS ......................      (6,542,204)       9,668,213          (57,704)      (1,085,904)
                                                            ----------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .................     (57,475,097)      22,227,977       (3,415,073)      (2,148,857)
                                                            ----------------------------------------------------------------

NET ASSETS
Beginning of period .....................................     166,137,630      143,909,653        9,223,250       11,372,107
                                                            ----------------------------------------------------------------
End of period ...........................................   $ 108,662,533    $ 166,137,630    $   5,808,177    $   9,223,250
                                                            ================================================================

(A) Except for Class B shares which represents the period from commencement of operations (May 1, 2001) through March 31, 2002.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

===========================================================================================================
                                                                  LARGE CAP GROWTH              SMALL CAP
                                                                         FUND                  GROWTH FUND
-----------------------------------------------------------------------------------------------------------
                                                                YEAR             YEAR             YEAR
                                                               ENDED            ENDED            ENDED
                                                              MARCH 31,        MARCH 31,        MARCH 31,
                                                                2003            2002(A)          2003(B)
-----------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss .....................................   $    (331,606)   $    (590,362)   $    (120,954)
Net realized losses from security transactions ..........     (17,826,641)     (13,368,730)      (1,047,685)
Net change in unrealized appreciation/
   depreciation on investments ..........................      (3,787,802)       1,605,087          621,728
                                                            -----------------------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ..............     (21,946,049)     (12,354,005)        (546,911)
                                                            -----------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold ...............................       4,505,442       79,151,367       16,109,642
Payments for shares redeemed ............................     (17,162,070)     (24,094,038)        (485,209)
                                                            -----------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CLASS A SHARE TRANSACTIONS ......................     (12,656,628)      55,057,329       15,624,433
                                                            -----------------------------------------------
CLASS B
Proceeds from shares sold ...............................          67,768           35,079        1,485,272
Payments for shares redeemed ............................          (7,791)              --          (46,685)
                                                            -----------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CLASS B SHARE TRANSACTIONS ...........................          59,977           35,079        1,438,587
                                                            -----------------------------------------------
CLASS C
Proceeds from shares sold ...............................         259,541          172,731        3,452,483
Payments for shares redeemed ............................        (535,013)        (359,059)        (311,666)
                                                            -----------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CLASS C SHARE TRANSACTIONS ...........................        (275,472)        (186,328)       3,140,817
                                                            -----------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .................     (34,818,172)      42,552,075       19,656,926
                                                            -----------------------------------------------

NET ASSETS
Beginning of period .....................................      69,364,234       26,812,159               --
                                                            -----------------------------------------------
End of period ...........................................   $  34,546,062    $  69,364,234    $  19,656,926
                                                            ===============================================

(A) Except for Class B shares which represents the period from commencement of operations (May 1, 2001) through March 31, 2002.

(B) Represents the period from commencement of operations (October 21, 2002) through March 31, 2003.

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

==========================================================================================
                                                                      VALUE PLUS
                                                                         FUND
------------------------------------------------------------------------------------------
                                                                YEAR             YEAR
                                                               ENDED            ENDED
                                                              MARCH 31,        MARCH 31,
                                                                2003            2002(A)
------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income ...................................   $     358,000    $     170,530
Net realized gains (losses) from security transactions ..     (14,294,879)         622,289
Net change in unrealized appreciation/depreciation
   on investments .......................................     (10,053,000)        (899,469)
                                                            ------------------------------
NET DECREASE IN NET ASSETS FROM OPERATIONS ..............     (23,989,879)        (106,650)
                                                            ------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A .....................        (290,370)        (151,108)
From net investment income, Class B .....................          (2,133)              --
                                                            ------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS        (292,503)        (151,108)
                                                            ------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold ...............................       6,839,769       53,527,663
Reinvested distributions ................................         287,400          150,265
Payments for shares redeemed ............................     (30,766,383)     (11,602,598)
                                                            ------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CLASS A SHARE TRANSACTIONS ...........................     (23,639,214)      42,075,330
                                                            ------------------------------
CLASS B
Proceeds from shares sold ...............................         349,616          128,543
Reinvested distributions ................................           1,748                3
Payments for shares redeemed ............................         (18,628)             (10)
                                                            ------------------------------
NET INCREASE IN NET ASSETS FROM
   CLASS B SHARE TRANSACTIONS ...........................         332,736          128,536
                                                            ------------------------------
CLASS C
Proceeds from shares sold ...............................         274,722        1,374,857
Reinvested distributions ................................              --               --
Payments for shares redeemed ............................        (585,691)        (576,342)
                                                            ------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
   CLASS C SHARE TRANSACTIONS ...........................        (310,969)         798,515
                                                            ------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS .................     (47,899,829)      42,744,623
                                                            ------------------------------

NET ASSETS
Beginning of period .....................................      95,891,867       53,147,244
                                                            ------------------------------
End of period ...........................................   $  47,992,038    $  95,891,867
                                                            ==============================

(A) Except for Class B shares which represents the period from commencement of operations (May 1, 2001) through March 31, 2002.

See accompanying notes to financial statements.

EMERGING GROWTH FUND-CLASS A
FINANCIAL HIGHLIGHTS

================================================================================================================================
                                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  THREE
                                                         YEAR         YEAR        MONTHS        YEAR         YEAR         YEAR
                                                        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                                       MARCH 31,    MARCH 31,    MARCH 31,    DEC. 31,     DEC. 31,     DEC. 31,
                                                         2003         2002        2001(A)       2000         1999         1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $  19.52     $  15.96     $  17.93     $  16.96     $  13.40     $  13.85
                                                       -------------------------------------------------------------------------

Income (loss) from investment
operations:
   Net investment loss .............................      (0.14)       (0.14)          --        (0.06)       (0.09)       (0.04)
   Net realized and unrealized gains
      (losses) on  investments .....................      (5.29)        3.76        (1.97)        4.16         6.18         0.37
                                                       -------------------------------------------------------------------------
Total from investment operations ...................      (5.43)        3.62        (1.97)        4.10         6.09         0.33
                                                       -------------------------------------------------------------------------

Distributions from net realized gains ..............      (0.20)       (0.06)          --        (3.13)       (2.53)       (0.78)
                                                       -------------------------------------------------------------------------

Net asset value at end of period ...................   $  13.89     $  19.52     $  15.96     $  17.93     $  16.96     $  13.40
                                                       =========================================================================

Total return(B) ....................................    (27.90%)      22.72%      (10.99%)(C)   25.92%       45.85%        2.57%
                                                       =========================================================================

Net assets at end of period (000's) ................   $153,247     $169,781     $ 19,141     $ 15,304     $ 10,743     $  8,335
                                                       =========================================================================

Ratio of net expenses to
   average net assets ..............................      1.50%        1.50%        1.50%(D)     1.50%        1.50%        1.50%

Ratio of net investment loss to
   average net assets ..............................     (1.07%)      (1.02%)      (0.10%)(D)   (0.40%)      (0.66%)      (0.41%)

Portfolio turnover .................................        62%          73%          68%(D)       98%          97%          78%

(A) Effective after the close of business on March 31, 2001, the Fund changed its fiscal year-end to March 31.
(B)  Total returns shown exclude the effect of applicable sales loads.
(C)  Not annualized.
(D)  Annualized.

See accompanying notes to financial statements.

EMERGING GROWTH FUND-CLASS B
FINANCIAL HIGHLIGHTS

=========================================================================================
                            PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------
                                                                      YEAR        PERIOD
                                                                     ENDED        ENDED
                                                                    MARCH 31,    MARCH 31,
                                                                      2003        2002(A)
-----------------------------------------------------------------------------------------
Net asset value at beginning of period ..........................   $  18.25     $  16.45
                                                                    ---------------------

Income (loss) from investment operations:
   Net investment loss ..........................................      (0.14)       (0.09)
   Net realized and unrealized gains (losses) on investments ....      (5.38)        1.95
                                                                    ---------------------
Total from investment operations ................................      (5.52)        1.86
                                                                    ---------------------

Distributions from net realized gains ...........................      (0.20)       (0.06)
                                                                    ---------------------

Net asset value at end of period ................................   $  12.53     $  18.25
                                                                    =====================

Total return(B) .................................................    (30.34%)      11.35%(C)
                                                                    =====================

Net assets at end of period (000's) .............................   $ 26,226     $ 15,335
                                                                    =====================

Ratio of net expenses to average net assets .....................      2.25%        2.25%(D)

Ratio of net investment loss to average net assets ..............     (1.77%)      (1.90%)(D)

Portfolio turnover rate .........................................        62%          73%(D)

(A) Represents the period from commencement of operations (May 1, 2001) through March 31, 2002.
(B)  Total returns shown exclude the effect of applicable sales loads.
(C)  Not annualized.
(D)  Annualized.

See accompanying notes to financial statements.

EMERGING GROWTH FUND-CLASS C
FINANCIAL HIGHLIGHTS

===================================================================================================================
                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------
                                                                                  THREE
                                                         YEAR         YEAR        MONTHS        YEAR         YEAR
                                                        ENDED        ENDED        ENDED        ENDED        ENDED
                                                       MARCH 31,    MARCH 31,    MARCH 31,    DEC. 31,     DEC. 31,
                                                         2003         2002        2001(B)       2000        1999(A)
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $  18.26     $  15.01     $  16.87     $  16.29     $  13.04
                                                       ------------------------------------------------------------

Income (loss) from investment
operations:
   Net investment income (loss) ....................      (0.13)        0.01        (0.02)       (0.17)       (0.19)
   Net realized and unrealized gains
      (losses) on investments ......................      (5.38)        3.30        (1.84)        3.88         5.97
                                                       ------------------------------------------------------------
Total from investment operations ...................      (5.51)        3.31        (1.86)        3.71         5.78
                                                       ------------------------------------------------------------

Less distributions:
   Dividends from net investment
      income .......................................         --           --           --        (3.13)       (2.53)
   Distributions from net realized gains ...........      (0.20)       (0.06)          --           --           --
                                                       ------------------------------------------------------------
Total distributions ................................      (0.20)       (0.06)          --        (3.13)       (2.53)
                                                       ------------------------------------------------------------

Net asset value at end of period ...................   $  12.55     $  18.26     $  15.01     $  16.87     $  16.29
                                                       ============================================================

Total return(C) ....................................    (30.27%)      22.09%      (11.03%)(D)   24.58%       44.86%
                                                       ============================================================

Net assets at end of period (000's) ................   $ 97,743     $ 67,347     $  7,600     $  5,466     $  3,964
                                                       ============================================================

Ratio of net expenses to
   average net assets ..............................      2.25%        2.25%        2.25%(E)     2.25%        2.25%

Ratio of net investment loss to
   average net assets ..............................     (1.77%)      (1.61%)      (0.63%)(E)   (1.15%)      (1.41%)

Portfolio turnover .................................        62%          73%          68%(E)       98%          97%

(A) Represents the period from the commencement of operations (January 1, 1999) through December 31, 1999.
(B) Effective after the close of business on March 31, 2001, the Fund changed its fiscal year-end to March 31.
(C)  Total returns shown exclude the effect of applicable sales loads.
(D)  Not annualized.
(E)  Annualized.

See accompanying notes to financial statements.

ENHANCED 30 FUND-CLASS A
FINANCIAL HIGHLIGHTS

=========================================================================================
                            PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------
                                                         YEAR         YEAR        PERIOD
                                                        ENDED        ENDED        ENDED
                                                       MARCH 31,    MARCH 31,    MARCH 31,
                                                         2003         2002        2001(A)
-----------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $   9.19     $   8.90     $  10.00
                                                       ----------------------------------

Income (loss) from investment operations:
   Net investment income ...........................       0.06         0.06         0.05
   Net realized and unrealized gains
      (losses) on investments ......................      (2.46)        0.28        (1.10)
                                                       ----------------------------------
Total from investment operations ...................      (2.40)        0.34        (1.05)
                                                       ----------------------------------

Dividends from net investment income ...............      (0.08)       (0.05)       (0.05)
                                                       ----------------------------------

Net asset value at end of period ...................   $   6.71     $   9.19     $   8.90
                                                       ==================================

Total return(B) ....................................    (26.19%)       3.86%      (10.57%)(C)
                                                       ==================================

Net assets at end of period (000's) ................   $  6,109     $  7,561     $  6,208
                                                       ==================================

Ratio of net expenses to average net assets ........      1.00%        1.00%        1.00%(D)

Ratio of net investment income to
   average net assets ..............................      0.90%        0.70%        0.54%(D)

Portfolio turnover rate ............................        29%           9%           3%(D)

(A) Represents the period from the commencement of operations (May 1, 2000) through March 31, 2001.
(B)  Total returns shown exclude the effect of applicable sales loads.
(C)  Not annualized.
(D)  Annualized.

See accompanying notes to financial statements.

ENHANCED 30 FUND-CLASS B
FINANCIAL HIGHLIGHTS
================================================================================
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                         YEAR        PERIOD
                                                        ENDED        ENDED
                                                       MARCH 31,    MARCH 31,
                                                         2003        2002(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period .............   $   9.13     $   9.50
                                                       ---------------------

Income (loss) from investment operations:
   Net investment income ...........................       0.01         0.02
   Net realized and unrealized losses on investments      (2.45)       (0.37)
                                                       ---------------------
Total from investment operations ...................      (2.44)       (0.35)
                                                       ---------------------

Dividends from net investment income ...............         --(B)     (0.02)
                                                       ---------------------

Net asset value at end of period ...................   $   6.69     $   9.13
                                                       =====================

Total return(C) ....................................    (26.70%)      (3.60%)(D)
                                                       =====================

Net assets at end of period (000's) ................   $    729     $    860
                                                       =====================

Ratio of net expenses to average net assets ........      1.75%        1.75%(E)

Ratio of net investment income to average net assets      0.18%        0.03%(E)

Portfolio turnover rate ............................        29%           9%(E)

(A) Represents the period from the commencement of operations (May 1, 2001) through March 31, 2002.
(B)  Amount rounds to less than $0.01 per share.
(C)  Total returns shown exclude the effect of applicable sales loads.
(D)  Not annualized.
(E)  Annualized.

See accompanying notes to financial statements.

ENHANCED 30 FUND-CLASS C
FINANCIAL HIGHLIGHTS

=========================================================================================
                            PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------
                                                         YEAR         YEAR        PERIOD
                                                        ENDED        ENDED        ENDED
                                                       MARCH 31,    MARCH 31,    MARCH 31,
                                                         2003         2002        2001(A)
-----------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $   9.13     $   8.88     $  10.00
                                                       ----------------------------------

Income (loss) from investment operations:
   Net investment income ...........................       0.01         0.01         0.01
   Net realized and unrealized gains
      (losses) on investments ......................      (2.41)        0.25        (1.12)
                                                       ----------------------------------
Total from investment operations ...................      (2.40)        0.26        (1.11)
                                                       ----------------------------------

Dividends from net investment income ...............      (0.01)       (0.01)       (0.01)
                                                       ----------------------------------

Net asset value at end of period ...................   $   6.72     $   9.13     $   8.88
                                                       ==================================

Total return(B) ....................................    (26.32%)       3.00%      (11.12%)(C)
                                                       ==================================

Net assets at end of period (000's) ................   $    920     $    900     $    128
                                                       ==================================

Ratio of net expenses to average net assets ........      1.74%        1.75%        1.73%(D)

Ratio of net investment income (loss) to
   average net assets ..............................      0.18%       (0.05%)      (0.46%)(D)

Portfolio turnover rate ............................        29%           9%           3%(D)

(A) Represents the period from the initial public offering (May 16, 2000) through March 31, 2001.
(B)  Total returns shown exclude the effect of applicable sales loads.
(C)  Not annualized.
(D)  Annualized.

See accompanying notes to financial statements.

GROWTH OPPORTUNITIES FUND-CLASS A
FINANCIAL HIGHLIGHTS

===================================================================================================================
                                                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED MARCH 31,
                                                       ------------------------------------------------------------
                                                         2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $  18.18     $  19.97     $  32.43     $  17.50     $  16.30
                                                       ------------------------------------------------------------

Income (loss) from investment operations:
   Net investment loss .............................      (0.19)       (0.18)       (0.13)       (0.16)       (0.17)
   Net realized and unrealized gains
      (losses) on investments ......................      (5.29)       (1.61)      (12.33)       15.51         4.84
                                                       ------------------------------------------------------------
Total from investment operations ...................      (5.48)       (1.79)      (12.46)       15.35         4.67
                                                       ------------------------------------------------------------

Distributions from net realized gains ..............         --           --           --        (0.42)       (3.47)
                                                       ------------------------------------------------------------

Net asset value at end of period ...................   $  12.70     $  18.18     $  19.97     $  32.43     $  17.50
                                                       ============================================================

Total return(A) ....................................    (30.14%)      (8.96%)     (38.42%)      88.88%       29.89%
                                                       ============================================================

Net assets at end of period (000's) ................   $ 84,472     $121,791     $107,435     $ 79,066     $ 24,664
                                                       ============================================================

Ratio of net expenses  to
   average net assets ..............................      1.83%        1.49%        1.54%        1.52%        1.66%

Ratio of net investment loss to
   average net assets ..............................     (1.40%)      (0.98%)      (0.66%)      (1.05%)      (0.93%)

Portfolio turnover rate ............................        39%          52%          35%          44%          59%

Amount of debt outstanding at
   end of period (000's) ...........................   $     --     $     --          n/a          n/a          n/a

Average daily amount of debt
   outstanding during the
   period (000's)(B) ...............................   $    242     $     24          n/a          n/a          n/a

Average daily number of capital
   shares outstanding during
   the period (000's)(B) ...........................      8,916        8,481          n/a          n/a          n/a

Average amount of debt per share
   during the period(B) ............................   $   0.03     $     --(C)       n/a          n/a          n/a

(A)  Total returns shown exclude the effect of applicable sales loads.
(B)  Based on fund level shares outstanding.
(C)  Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

GROWTH OPPORTUNITIES FUND-CLASS B
FINANCIAL HIGHLIGHTS
================================================================================
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                         YEAR        PERIOD
                                                        ENDED        ENDED
                                                       MARCH 31,    MARCH 31,
                                                         2003        2002(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period .............   $  17.78     $  22.74
                                                       ---------------------

Loss from investment operations:
   Net investment loss .............................      (0.36)       (0.17)
   Net realized and unrealized losses on investments      (5.29)       (4.79)
                                                       ---------------------
Total from investment operations ...................      (5.65)       (4.96)
                                                       ---------------------

Net asset value at end of period ...................   $  12.13     $  17.78
                                                       =====================

Total return(B) ....................................    (31.78%)     (21.81%)(C)
                                                       =====================

Net assets at end of period (000's) ................   $  2,463     $  3,380
                                                       =====================

Ratio of net expenses to average net assets ........      3.16%        2.37%(D)

Ratio of net investment loss to average net assets .     (2.71%)      (1.93%)(D)

Portfolio turnover rate ............................        39%          52%(D)

Amount of debt outstanding at end of period (000's)    $     --     $     --

Average daily amount of debt outstanding
   during the period (000's)(E) ....................   $    242     $     24

Average daily number of capital shares outstanding
   during the period (000's)(E) ....................      8,916        8,481

Average amount of debt per share during
   the period(E) ...................................   $   0.03     $     --(F)

(A) Represents the period from the commencement of operations (May 1, 2001) through March 31, 2002.
(B)  Total returns shown exclude the effect of applicable sales loads.
(C)  Not annualized.
(D)  Annualized.
(E)  Based on fund level shares outstanding.
(F)  Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

GROWTH OPPORTUNITIES FUND-CLASS C
FINANCIAL HIGHLIGHTS

======================================================================================================
                                         PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------------
                                                         YEAR         YEAR         YEAR        PERIOD
                                                        ENDED        ENDED        ENDED        ENDED
                                                       MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,
                                                         2003         2002         2001        2000(A)
------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $  17.78     $  19.74     $  32.30     $  18.65
                                                       -----------------------------------------------

Income (loss) from investment operations:
   Net investment loss .............................      (0.36)       (0.32)       (0.19)       (0.11)
   Net realized and unrealized gains
      (losses) on investments ......................      (5.25)       (1.64)      (12.37)       14.18
                                                       -----------------------------------------------
Total from investment operations ...................      (5.61)       (1.96)      (12.56)       14.07
                                                       -----------------------------------------------

Dividends from net investment income ...............         --           --           --        (0.42)
                                                       -----------------------------------------------

Net asset value at end of period ...................   $  12.17     $  17.78     $  19.74     $  32.30
                                                       ===============================================

Total return(B) ....................................    (31.55%)      (9.93%)     (38.89%)      76.52%(C)
                                                       ===============================================

Net assets at end of period (000's) ................   $ 21,727     $ 40,967     $ 36,475     $ 10,794
                                                       ===============================================

Ratio of net expenses to average net assets ........      2.87%        2.31%        2.19%        2.33%(D)

Ratio of net investment loss to
   average net assets ..............................     (2.42%)      (1.78%)      (1.31%)      (1.77%)(D)

Portfolio turnover rate ............................        39%          52%          35%          44%(D)

Amount of debt outstanding at
   end of period (000's) ...........................   $     --     $     --          n/a          n/a

Average daily amount of debt outstanding
   during the period (000's)(E) ....................   $    242     $     24          n/a          n/a

Average daily number of capital shares
   outstanding during the
   period (000's)(E) ...............................      8,916        8,481          n/a          n/a

Average amount of debt per share
   during the period(E) ............................   $   0.03     $     --(F)       n/a          n/a

(A) Represents the period from the commencement of operations (August 2, 1999) through March 31, 2000.
(B)  Total returns shown exclude the effect of applicable sales loads.
(C)  Not annualized.
(D)  Annualized.
(E)  Based on fund level shares outstanding.
(F)  Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

INTERNATIONAL EQUITY FUND-CLASS A
FINANCIAL HIGHLIGHTS

================================================================================================================================
                                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  THREE
                                                         YEAR         YEAR        MONTHS        YEAR         YEAR         YEAR
                                                        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                                       MARCH 31,    MARCH 31,    MARCH 31,    DEC. 31,     DEC. 31,     DEC. 31,
                                                         2003         2002        2001(A)       2000         1999         1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $   6.84     $   8.31     $  10.08     $  16.52     $  12.89     $  11.41
                                                       -------------------------------------------------------------------------

Income (loss) from investment operations:
   Net investment income ...........................       0.04           --(B)        --           --           --           --(B)
   Net realized and unrealized gains
      (losses) on investments ......................      (2.56)       (1.47)       (1.77)       (3.18)        5.06         2.27
                                                       -------------------------------------------------------------------------
Total from investment operations ...................      (2.52)       (1.47)       (1.77)       (3.18)        5.06         2.27
                                                       -------------------------------------------------------------------------

Less distributions:
   Dividends from net investment income ............      (0.04)          --           --        (0.18)       (0.06)       (0.05)
   Distributions from net realized gains ...........         --           --           --        (3.08)       (1.37)       (0.74)
   Return of capital ...............................         --           --           --        --(B)           --           --
                                                       -------------------------------------------------------------------------
Total distributions ................................      (0.04)          --           --        (3.26)       (1.43)       (0.79)
                                                       -------------------------------------------------------------------------

Net asset value at end of period ...................   $   4.28     $   6.84     $   8.31     $  10.08     $  16.52     $  12.89
                                                       =========================================================================

Total return(C) ....................................    (36.94%)     (17.69%)     (17.56%)(D)  (19.16%)      39.50%       19.94%
                                                       =========================================================================

Net assets at end of period (000's) ................   $  3,770     $  5,945     $  6,384     $  7,654     $  9,043     $  6,876
                                                       =========================================================================

Ratio of net expenses to average
   net assets ......................................      1.60%        1.60%        1.58%(E)     1.60%        1.60%        1.60%

Ratio of net investment income (loss)
   to average net assets ...........................      0.83%        0.06%       (0.06%)(E)   (0.37%)      (0.08%)      (0.03)

Portfolio turnover .................................       344%         314%         180%(E)      128%         155%         138%

(A) Effective after the close of business on March 31, 2001, the Fund changed its fiscal year-end to March 31.
(B)  Amount rounds to less than $0.01 per share.
(C)  Total returns shown exclude the effect of applicable sales loads.
(D)  Not annualized.
(E)  Annualized.

See accompanying notes to financial statements.

INTERNATIONAL EQUITY FUND-CLASS B
FINANCIAL HIGHLIGHTS
================================================================================
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                         YEAR        PERIOD
                                                        ENDED        ENDED
                                                       MARCH 31,    MARCH 31,
                                                         2003        2002(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period .............   $   6.47     $   8.45
                                                       ---------------------

Income (loss) from investment operations:
   Net investment income ...........................         --(B)      0.04
   Net realized and unrealized losses on investments      (2.42)       (2.02)
                                                       ---------------------
Total from investment operations ...................      (2.42)       (1.98)
                                                       ---------------------

Dividends from net investment income ...............         --(B)        --
                                                       ---------------------

Net asset value at end of period ...................   $   4.05     $   6.47
                                                       =====================

Total return(C) ....................................    (37.35%)     (23.43%)(D)
                                                       =====================

Net assets at end of period (000's) ................   $     94     $    117
                                                       =====================

Ratio of net expenses to average net assets ........      2.35%        2.35%(E)

Ratio of net investment income to average net assets      0.03%        1.73%(E)

Portfolio turnover rate ............................       344%         314%(E)

(A) Represents the period from the commencement of operations (May 1, 2001) through March 31, 2002.
(B)  Amount rounds to less than $0.01 per share.
(C)  Total returns shown exclude the effect of applicable sales loads.
(D)  Not annualized.
(E)  Annualized.

See accompanying notes to financial statements.

INTERNATIONAL EQUITY FUND-CLASS C
FINANCIAL HIGHLIGHTS

===================================================================================================================
                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------
                                                                                  THREE
                                                         YEAR         YEAR        MONTHS        YEAR         YEAR
                                                        ENDED        ENDED        ENDED        ENDED        ENDED
                                                       MARCH 31,    MARCH 31,    MARCH 31,    DEC. 31,     DEC. 31,
                                                         2003         2002        2001(B)       2000        1999(A)
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $   6.46     $   7.88     $   9.57     $  15.92     $  12.51
                                                       ------------------------------------------------------------

Income (loss) from investment operations:
   Net investment income (loss) ....................         --(C)     (0.05)       (0.01)       (0.11)       (0.11)
   Net realized and unrealized gains
      (losses) on investments ......................      (2.41)       (1.37)       (1.68)       (3.08)        4.89
                                                       ------------------------------------------------------------
Total from investment operations ...................      (2.41)       (1.42)       (1.69)       (3.19)        4.78
                                                       ------------------------------------------------------------

Less distributions:
   Dividends from net investment
      income .......................................         --           --           --        (0.08)          --
   Distributions from net realized gains ...........         --           --           --        (3.08)       (1.37)
   Return of capital ...............................         --           --           --           --(C)        --
                                                       ------------------------------------------------------------
Total distributions ................................         --           --           --        (3.16)       (1.37)
                                                       ------------------------------------------------------------

Net asset value at end of period ...................   $   4.05     $   6.46     $   7.88     $   9.57     $  15.92
                                                       ============================================================

Total return(D) ....................................    (37.31%)     (18.02%)     (17.66%)(E)  (20.00%)      38.44%
                                                       ============================================================

Net assets at end of period (000's) ................   $  1,944     $  3,161     $  4,988     $  4,979     $  6,475
                                                       ============================================================

Ratio of net expenses to
   average net assets ..............................      2.35%        2.35%        2.35%(F)     2.35%        2.35%

Ratio of net investment income
   (loss) to average net assets ....................      0.13%       (0.65%)      (0.67%)(F)   (1.13%)      (0.81%)

Portfolio turnover .................................       344%         314%         180%(F)      128%         155%

(A) Represents the period from the commencement of operation (January 1, 1999) through December 31, 1999.
(B) Effective after the close of business on March 31, 2001, the Fund changed its fiscal year-end to March 31.
(C)  Amount rounds to less than $0.01 per share.
(D)  Total returns shown exclude the effect of applicable sales loads.
(E)  Not annualized.
(F)  Annualized.

See accompanying notes to financial statements.

LARGE CAP GROWTH FUND-CLASS A
FINANCIAL HIGHLIGHTS

===================================================================================================================
                                                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED MARCH 31,
                                                       ------------------------------------------------------------
                                                         2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $  12.11     $  12.69     $  22.93     $  22.12     $  19.38
                                                       ------------------------------------------------------------

Income (loss) from investment operations:
   Net investment income (loss) ....................      (0.07)       (0.10)       (0.18)       (0.05)        0.04
   Net realized and unrealized gains
      (losses) on investments ......................      (4.01)       (0.48)       (9.14)        4.60         2.73
                                                       ------------------------------------------------------------
Total from investment operations ...................      (4.08)       (0.58)       (9.32)        4.55         2.77
                                                       ------------------------------------------------------------

Less distributions:
   Dividends from net investment
      income .......................................         --           --           --           --        (0.03)
   Distributions from net realized gains ...........         --           --        (0.92)       (3.74)          --
                                                       ------------------------------------------------------------
Total distributions ................................         --           --        (0.92)       (3.74)       (0.03)
                                                       ------------------------------------------------------------

Net asset value at end of period ...................   $   8.03     $  12.11     $  12.69     $  22.93     $  22.12
                                                       ============================================================

Total return(A) ....................................    (33.69%)      (4.57%)     (41.73%)      20.60%       14.30%
                                                       ============================================================

Net assets at end of period (000's) ................   $ 33,484     $ 67,461     $ 24,634     $ 65,274     $ 55,561
                                                       ============================================================

Ratio of net expenses to average
   net assets ......................................      1.30%        1.30%        1.25%        1.26%        1.31%

Ratio of net investment income (loss)
   to average net assets ...........................     (0.73%)      (0.82%)      (0.61%)      (0.24%)       0.18%

Portfolio turnover rate ............................        81%          85%          99%          78%          10%

(A)  Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

LARGE CAP GROWTH FUND-CLASS B
FINANCIAL HIGHLIGHTS
================================================================================
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                         YEAR        PERIOD
                                                        ENDED        ENDED
                                                       MARCH 31,    MARCH 31,
                                                         2003        2002(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period .............   $  11.55     $  13.60
                                                       ---------------------

Loss from investment operations:
   Net investment loss .............................      (0.09)       (0.08)
   Net realized and unrealized losses on investments      (3.91)       (1.97)
                                                       ---------------------
Total from investment operations ...................      (4.00)       (2.05)
                                                       ---------------------

Net asset value at end of period ...................   $   7.55     $  11.55
                                                       =====================

Total return(B) ....................................    (34.63%)     (15.07%)(C)
                                                       =====================

Net assets at end of period (000's) ................   $     77     $     34
                                                       =====================

Ratio of net expenses to average net assets ........      2.42%        2.43%(D)

Ratio of net investment loss to average net assets .     (1.75%)      (1.97%)(D)

Portfolio turnover rate ............................        81%          85%(D)

(A) Represents the period from the commencement of operations (May 1, 2001) through March 31, 2002.
(B)  Total returns shown exclude the effect of applicable sales loads.
(C)  Not annualized.
(D)  Annualized.

See accompanying notes to financial statements.

LARGE CAP GROWTH FUND-CLASS C
FINANCIAL HIGHLIGHTS

===================================================================================================================
                                                        PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED MARCH 31,
                                                       ------------------------------------------------------------
                                                         2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $  11.50     $  12.19     $  22.32     $  21.86     $  19.34
                                                       ------------------------------------------------------------

Income (loss) from investment operations:
   Net investment loss .............................      (0.17)       (0.26)       (0.30)       (0.28)       (0.19)
   Net realized and unrealized gains
      (losses) on investments ......................      (3.77)       (0.43)       (8.91)        4.48         2.71
                                                       ------------------------------------------------------------
Total from investment operations ...................      (3.94)       (0.69)       (9.21)        4.20         2.52
                                                       ------------------------------------------------------------

Distributions from net realized gains ..............         --           --        (0.92)       (3.74)          --
                                                       ------------------------------------------------------------

Net asset value at end of period ...................   $   7.56     $  11.50     $  12.19     $  22.32     $  21.86
                                                       ============================================================

Total return(A) ....................................    (34.26%)      (5.66%)     (42.39%)      19.24%       13.03%
                                                       ============================================================

Net assets at end of period (000's) ................   $    985     $  1,869     $  2,178     $  3,618     $  3,146
                                                       ============================================================

Ratio of net expenses to average
   net assets ......................................      2.43%        2.51%        2.32%        2.68%        2.41%

Ratio of net investment loss
   to average net assets ...........................     (1.81%)      (2.05%)      (1.68%)      (1.34%)      (0.92%)

Portfolio turnover rate ............................        81%          85%          99%          78%          10%

(A)  Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

SMALL CAP GROWTH FUND-CLASS A
FINANCIAL HIGHLIGHTS
================================================================================
                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                     PERIOD
                                                                     ENDED
                                                                    MARCH 31,
                                                                     2003(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period ..........................   $  10.00
                                                                    --------

Loss from investment operations:
   Net investment loss ..........................................      (0.06)
   Net realized and unrealized losses
      on investments ............................................      (0.16)
                                                                    --------
Total from investment operations ................................      (0.22)
                                                                    --------

Net asset value at end of period ................................   $   9.78
                                                                    ========

Total return(B) .................................................     (2.20%)(C)
                                                                    ========

Net assets at end of period (000's) .............................   $ 15,230
                                                                    ========

Ratio of net expenses to average net assets .....................      1.95%(D)

Ratio of net investment loss to average net assets ..............     (1.61%)(D)

Portfolio turnover ..............................................       128%(D)

(A) Represents the period from the initial public offering (October 21, 2002) through March 31, 2003.
(B)  Total return shown excludes the effect of applicable sales loads.
(C)  Not annualized.
(D)  Annualized.

See accompanying notes to financial statements.

SMALL CAP GROWTH FUND-CLASS B
FINANCIAL HIGHLIGHTS
================================================================================
                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                     PERIOD
                                                                     ENDED
                                                                    MARCH 31,
                                                                     2003(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period ..........................   $  10.00
                                                                    --------

Loss from investment operations:
   Net investment loss ..........................................      (0.06)
   Net realized and unrealized losses
      on investments ............................................      (0.19)
                                                                    --------
Total from investment operations ................................      (0.25)
                                                                    --------

Net asset value at end of period ................................   $   9.75
                                                                    ========

Total return(B) .................................................     (2.50%)(C)
                                                                    ========

Net assets at end of period (000's) .............................   $  1,399
                                                                    ========

Ratio of net expenses to average net assets .....................      2.69%(D)

Ratio of net investment loss to average net assets ..............     (2.38%)(D)

Portfolio turnover ..............................................       128%(D)

(A) Represents the period from the initial public offering (October 21, 2002) through March 31, 2003.
(B)  Total return shown excludes the effect of applicable sales loads.
(C)  Not annualized.
(D)  Annualized.

See accompanying notes to financial statements.

SMALL CAP GROWTH FUND-CLASS C
FINANCIAL HIGHLIGHTS
================================================================================
                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                     PERIOD
                                                                     ENDED
                                                                    MARCH 31,
                                                                     2003(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period ..........................   $  10.00
                                                                    --------

Loss from investment operations:
   Net investment loss ..........................................      (0.07)
   Net realized and unrealized losses
      on investments ............................................      (0.19)
                                                                    --------
Total from investment operations ................................      (0.26)
                                                                    --------

Net asset value at end of period ................................   $   9.74
                                                                    ========

Total return(B) .................................................     (2.60%)(C)
                                                                    ========

Net assets at end of period (000's) .............................   $  3,029
                                                                    ========

Ratio of net expenses to average net assets .....................      2.69%(D)

Ratio of net investment loss to average net assets ..............     (2.39%)(D)

Portfolio turnover ..............................................       128%(D)

(A) Represents the period from the initial public offering (October 21, 2002) through March 31, 2003.
(B)  Total return shown excludes the effect of applicable sales loads.
(C)  Not annualized.
(D)  Annualized.

See accompanying notes to financial statements.

VALUE PLUS FUND-CLASS A
FINANCIAL HIGHLIGHTS

================================================================================================================================
                                                                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------------------------------------------------------
                                                                                  THREE
                                                         YEAR         YEAR        MONTHS        YEAR         YEAR        PERIOD
                                                        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                                                       MARCH 31,    MARCH 31,    MARCH 31,    DEC. 31,     DEC. 31,     DEC. 31,
                                                         2003         2002        2001(B)       2000         1999        1998(A)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $  10.49     $  10.27     $  10.74     $  11.77     $  10.41     $  10.00
                                                       -------------------------------------------------------------------------

Income (loss) from investment
operations:
   Net investment income ...........................       0.05         0.02         0.01         0.06         0.01         0.02
   Net realized and unrealized gains
      (losses) on investments ......................      (3.05)        0.22        (0.47)        0.12         1.60         0.41
                                                       -------------------------------------------------------------------------
Total from investment operations ...................      (3.00)        0.24        (0.46)        0.18         1.61         0.43
                                                       -------------------------------------------------------------------------

Less distributions:
   Dividends from net investment
      income .......................................      (0.04)       (0.02)       (0.01)       (0.06)       (0.01)       (0.02)
   Distributions from net realized gains ...........         --           --           --        (0.92)       (0.24)          --
   Return of capital ...............................         --           --           --        (0.23)          --           --(C)
                                                       -------------------------------------------------------------------------
Total distributions ................................      (0.04)       (0.02)       (0.01)       (1.21)       (0.25)       (0.02)
                                                       -------------------------------------------------------------------------

Net asset value at end of period ...................   $   7.45     $  10.49     $  10.27     $  10.74     $  11.77     $  10.41
                                                       =========================================================================

Total return(D) ....................................    (28.59%)       2.34%       (4.29%)(E)    1.91%       15.51%        4.29%(F)
                                                       =========================================================================

Net assets at end of period (000's) ................   $ 46,113     $ 93,214     $ 51,442     $ 49,807     $ 31,808     $ 27,068
                                                       =========================================================================

Ratio of net expenses to
   average net assets ..............................      1.30%        1.30%        1.30%(F)     1.30%        1.30%        1.30%(F)

Ratio of net investment income
   to average net assets ...........................      0.58%        0.23%        0.37%(F)     0.51%        0.08%        0.25%(F)

Portfolio turnover .................................        58%          33%          48%(F)       83%          60%          34%(F)

(A)  The Fund commenced operations May 1, 1998.
(B) Effective after the close of business on March 31, 2001, the Fund changed its fiscal year-end to March 31.
(C)  Amount rounds to less than $0.01 per share.
(D)  Total returns shown exclude the effect of applicable sales loads.
(E)  Not annualized.
(F)  Annualized.

See accompanying notes to financial statements.

VALUE PLUS FUND-CLASS B
FINANCIAL HIGHLIGHTS
================================================================================
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
                                                         YEAR        PERIOD
                                                        ENDED        ENDED
                                                       MARCH 31,    MARCH 31,
                                                         2003        2002(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period .............   $  10.18     $  10.72
                                                       ---------------------

Loss from investment operations:
   Net investment income (loss) ....................         --(E)     (0.01)
   Net realized and unrealized losses on investments      (2.96)       (0.53)
                                                       ---------------------
Total from investment operations ...................      (2.96)       (0.54)
                                                       ---------------------

Dividends from net investment income ...............      (0.04)          --
                                                       ---------------------

Net asset value at end of period ...................   $   7.18     $  10.18
                                                       =====================

Total return(B) ....................................    (29.05%)      (5.01%)(C)
                                                       =====================

Net assets at end of period (000's) ................   $    367     $    130
                                                       =====================

Ratio of net expenses to average net assets ........      2.05%        2.05%(D)

Ratio of net investment loss to average net assets .     (0.06%)      (0.77%)(D)

Portfolio turnover rate ............................        58%          33%(D)

(A) Represents the period from the commencement of operations (May 1, 2001) through March 31, 2002.
(B)  Total returns shown exclude the effect of applicable sales loads.
(C)  Not annualized.
(D)  Annualized.
(E)  Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

VALUE PLUS FUND-CLASS C
FINANCIAL HIGHLIGHTS

===================================================================================================================
                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------
                                                         YEAR         YEAR     THREE MONTHS     YEAR         YEAR
                                                        ENDED        ENDED        ENDED        ENDED        ENDED
                                                       MARCH 31,    MARCH 31,    MARCH 31,    DEC. 31,     DEC. 31,
                                                         2003         2002        2001(B)       2000        1999(A)
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .............   $  10.18     $  10.02     $  10.50     $  11.48     $  10.26
                                                       ------------------------------------------------------------

Income (loss) from investment
operations:
   Net investment income (loss) ....................      (0.02)       (0.04)       (0.01)       (0.02)       (0.07)
   Net realized and unrealized gains
      (losses) on investments ......................      (2.94)        0.20        (0.47)        0.19         1.53
                                                       ------------------------------------------------------------
Total from investment operations ...................      (2.96)        0.16        (0.48)        0.17         1.46
                                                       ------------------------------------------------------------

Less distributions:
   Distributions from net realized gains ...........         --           --           --        (0.92)       (0.24)
   Return of capital ...............................         --           --           --        (0.23)          --
                                                       ------------------------------------------------------------
Total distributions ................................         --           --           --        (1.15)       (0.24)
                                                       ------------------------------------------------------------

Net asset value at end of period ...................   $   7.22     $  10.18     $  10.02     $  10.50     $  11.48
                                                       ============================================================

Total return(C) ....................................    (29.08%)       1.60%       (4.57%)(D)    1.87%       14.24%
                                                       ============================================================

Net assets at end of period (000's) ................   $  1,512     $  2,548     $  1,705     $  2,011     $    548
                                                       ============================================================

Ratio of net expenses to
   average net assets ..............................      2.05%        2.05%        2.05%(E)     2.05%        2.05%

Ratio of net investment loss to
   average net assets ..............................     (0.15%)      (0.51%)      (0.33%)(E)   (0.21%)      (0.65%)

Portfolio turnover .................................        58%          33%          48%(E)       83%          60%

(A) Represents the period from the commencement of operations (January 1, 1999) through December 31, 1999.
(B) Effective after the close of business on March 31, 2001, the Fund changed its fiscal year-end to March 31.
(C)  Total returns shown exclude the effect of applicable sales loads.
(D)  Not annualized.
(E)  Annualized.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2003
================================================================================

1.   ORGANIZATION

The Emerging Growth Fund, Enhanced 30 Fund, Growth Opportunities Fund (formerly the Growth Value Fund), International Equity Fund, Large Cap Growth Fund (formerly the Equity Fund), Small Cap Growth Fund and Value Plus Fund
(individually, a Fund, and collectively, the Funds) are each a series of Touchstone Strategic Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the Act), as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund. Effective May 1, 2001, Class B shares commenced operations for the Funds. Small Cap Growth Fund Class B shares commenced operations October 21, 2002.

Prior to May 1, 2000, the International Equity Fund, Emerging Growth Fund and Value Plus Fund were part of the Touchstone Series Trust, a Massachusetts business trust organized on February 7, 1994 and registered under the Act as an open-end management investment company. Effective May 1, 2000, the Funds were merged into separate series of the Trust and their fiscal year ends were subsequently changed from December 31 to March 31.

The Emerging Growth Fund seeks to increase the value of Fund shares as a primary goal and to earn income as a secondary goal by investing primarily (at least 65% of its assets) in emerging growth companies.

The Enhanced 30 Fund seeks to achieve a total return that is higher than the total return of the Dow Jones Industrial Average. The Fund's portfolio is based on the 30 stocks that comprise the Dow Jones Industrial Average.

The Growth Opportunities Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuation may not reflect the prospects for accelerated earnings/cash flow growth. The Fund invests primarily in stocks of mid to large cap domestic growth companies that the portfolio manager believes have a demonstrated record of achievement with excellent prospects for earnings and/or cash flow growth over a 3 to 5 year period.

The International Equity Fund seeks long-term growth of capital through investments in equity securities of foreign issuers. Under normal circumstances, the Fund will invest at least 80% of its assets in the common stock and preferred stock of foreign companies in at least three countries outside the United States.

The Large Cap Growth Fund seeks long-term growth of capital. Under normal circumstances, the Fund will invest at least 80% of its assets in a diversified portfolio of common stocks of large cap companies.

The Small Cap Growth Fund seeks long-term growth of capital. Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities of small cap companies.

The Value Plus Fund seeks to increase the value of Fund shares over the long-term by investing primarily (at least 65% of its assets) in common stocks of larger companies that the portfolio manager believes are undervalued.

The  Emerging  Growth  Fund,  Enhanced  30  Fund,  Growth   Opportunities  Fund,
International Equity Fund, Large Cap Growth Fund, Small Cap Growth Fund and Value Plus Fund each offer three classes of shares: Class A shares (currently sold subject to a maximum front-end sales load of 5.75% and a distribution fee of up to 0.25% of average daily net assets), Class B shares (sold subject to a maximum contingent deferred sales load of 5.00% for a one-year period and incrementally reduced

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

over time and a distribution fee of up to 1.00% of average daily net assets) and Class C shares (effective May 1, 2001 sold subject to a 1% contingent deferred sales load for a one-year period and a distribution fee of up to 1% of average daily net assets). Each Class A, Class B and Class C share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class B and Class C shares bear the expenses of higher distribution fees, which is expected to cause Class B and Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

Security valuation - The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges and securities traded in the over-the-counter market are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Foreign currency value translation - The accounting records of the Funds are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

Forward foreign currency and spot contracts - The International Equity Fund, Emerging Growth Fund and Value Plus Fund may enter into forward foreign currency and spot contracts to protect securities and related receivables and payables against fluctuations in foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate.

Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the Board of Trustees of the Trust and the change in the market value is recorded by the Funds as unrealized appreciation and depreciation of forward foreign currency contracts.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

As of March 31, 2003, the International Equity Fund had the following open forward foreign currency and spot contracts:

--------------------------------------------------------------------------------
                                                                     UNREALIZED
                             CONTRACTS TO    IN EXCHANGE           APPRECIATION/
FUND NAME        MATURITY   DELIVER/RECEIVE      FOR      VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------
TOUCHSTONE
INTERNATIONAL
EQUITY FUND

Sales            04/02/03   AUD         111   $     33   $     67    $    (34)
--------------------------------------------------------------------------------
                 04/01/03   CHF     143,907    103,916    106,483      (2,567)
--------------------------------------------------------------------------------
                 04/01/03   EUR     194,690    214,427    221,011      (4,523)
--------------------------------------------------------------------------------
                 04/02/03   GBP     157,452    246,107    248,877      (2,770)
--------------------------------------------------------------------------------
                 05/14/02   HKD     220,010     28,207     28,208          (1)
--------------------------------------------------------------------------------
                                                                     $ (9,895)
--------------------------------------------------------------------------------
Buy              04/02/03   JPY   6,901,811   $ 57,708   $ 58,204    $    496
--------------------------------------------------------------------------------

AUD - Australian Dollar
CHF - Swiss Franc
EUR - Euro Dollar
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen

Repurchase agreements - Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost, which, together with accrued interest, approximates market. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation - The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

The maximum offering price per share of Class A shares of the Funds is equal to the net asset value per share plus a sales load equal to 6.10% of the net asset value (or 5.75% of the offering price). The maximum offering price per share of Class B and Class C shares of the Funds is equal to the net asset value per share.

The redemption price per share of each class of shares of a Fund is equal to the net asset value per share. However, Class B and Class C shares of the Funds are subject to a contingent deferred sales load of 5% and 1%, respectively, of the original purchase price if redeemed within a one-year period from the date of purchase. The contingent deferred sales charge for Class B shares will be incrementally reduced over time. After the 6th year, there is no contingent deferred sales charge for Class B shares.

Investment income - Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations, which approximate generally accepted accounting principles.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

Distributions to shareholders - Dividends arising from net investment income, if any, are declared and paid to shareholders quarterly for the Enhanced 30 Fund, Large Cap Growth Fund, and Value Plus Fund and annually for the Emerging Growth Fund, Growth Opportunities Fund, International Equity Fund, and Small Cap Growth Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Allocations - Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Security transactions - Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended March 31, 2003 and 2002 was as follows:

----------------------------------------------------------------------------------------------------------------------------
                              EMERGING                                             GROWTH                INTERNATIONAL
                               GROWTH                  ENHANCED 30              OPPORTUNITIES                EQUITY
                                FUND                      FUND                      FUND                      FUND
----------------------------------------------------------------------------------------------------------------------------
                          YEAR         YEAR         YEAR         YEAR         YEAR         YEAR         YEAR         YEAR
                         ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED        ENDED
                        MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,
                          2003         2002         2003         2002         2003         2002         2003         2002
----------------------------------------------------------------------------------------------------------------------------
From ordinary income   $3,671,302   $   30,646   $   71,896   $   38,704   $       --   $       --   $   48,639   $       --
From long-term
   capital gains          308,874      391,279           --           --           --           --           --           --
                       -----------------------------------------------------------------------------------------------------
                       $3,980,176   $  421,925   $   71,896   $   38,704   $       --   $       --   $   48,639   $       --
                       =====================================================================================================
----------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                  LARGE CAP GROWTH    SMALL CAP GROWTH      VALUE PLUS
                                        FUND                FUND               FUND
---------------------------------------------------------------------------------------------
                                  YEAR         YEAR         YEAR         YEAR         YEAR
                                 ENDED        ENDED        ENDED        ENDED        ENDED
                                MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,
                                  2003         2002         2003         2003         2002
---------------------------------------------------------------------------------------------
From ordinary income .......   $       --   $       --   $       --   $  292,503   $  151,108
From long-term capital gains           --           --           --           --           --
                               --------------------------------------------------------------
                               $       --   $       --   $       --   $  292,503   $  151,108
                               ==============================================================
---------------------------------------------------------------------------------------------

The following information is computed on a tax basis for each item as of March 31, 2003:

-----------------------------------------------------------------------------------------------------------
                                              EMERGING                           GROWTH       INTERNATIONAL
                                               GROWTH        ENHANCED 30     OPPORTUNITIES        EQUITY
                                                FUND             FUND             FUND             FUND
-----------------------------------------------------------------------------------------------------------
Cost of portfolio investments ..........   $ 290,648,232    $   9,338,002    $ 148,959,255    $   8,163,009
                                           ================================================================
Gross unrealized appreciation ..........      18,269,910          333,454        6,064,847               --
Gross unrealized depreciation ..........     (47,231,050)      (1,998,728)     (45,979,265)      (1,372,794)
                                           ----------------------------------------------------------------
Net unrealized appreciation/depreciation     (28,961,140)      (1,665,274)     (39,914,418)      (1,372,794)
                                           ================================================================
Post October losses ....................     (20,172,400)      (1,038,798)     (16,871,671)        (636,972)
                                           ================================================================
Capital loss carryforward ..............     (24,155,186)        (538,988)     (46,429,008)      (5,617,302)
                                           ================================================================
Undistributed ordinary income ..........              --              342               --               --
                                           ================================================================
   Accumulated earnings (deficit) ......   $ (73,288,726)   $  (3,242,718)   $(103,215,097)   $  (7,627,068)
                                           ================================================================
-----------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

---------------------------------------------------------------------------------------
                                             LARGE CAP       SMALL CAP
                                              GROWTH          GROWTH        VALUE PLUS
                                               FUND            FUND            FUND
---------------------------------------------------------------------------------------
Cost of portfolio investments ..........   $ 40,366,529    $ 17,997,642    $ 60,146,174
                                           ============================================
Gross unrealized appreciation ..........      1,110,731       1,429,277       1,567,822
Gross unrealized depreciation ..........     (6,815,918)       (890,978)    (14,514,174)
                                           --------------------------------------------
Net unrealized appreciation/depreciation     (5,705,187)        538,299     (12,946,352)
                                           ============================================
Post October losses ....................     (3,175,121)       (922,934)     (6,389,522)
                                           ============================================
Capital loss carryforward ..............    (31,291,094)        (41,322)     (6,035,382)
                                           ============================================
Undistributed ordinary income ..........             --              --          84,212
                                           ============================================
   Accumulated earnings (deficit) ......   $(40,171,402)   $   (425,957)   $(25,287,044)
                                           ============================================
---------------------------------------------------------------------------------------

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sales.

As of March 31, 2003, the Funds had the following capital loss carryforwards for federal income tax purposes.

--------------------------------------------------------------------------------
                                                                      EXPIRES
FUND                                                   AMOUNT        MARCH 31,
--------------------------------------------------------------------------------
Emerging Growth Fund ...........................   $ 24,155,186        2011
                                                   ============

Enhanced 30 Fund ...............................   $     99,480        2009
                                                         24,780        2010
                                                        414,728        2011
                                                   ------------
                                                        538,988
                                                   ============

Growth Opportunities Fund .. .... .... .... ....   $  2,005,441        2009
                                                     22,448,509        2010
                                                     21,975,058        2011
                                                   ------------
                                                     46,429,008
                                                   ============

International Equity Fund .. .... .... .... ....   $    782,164        2009
                                                      2,437,857        2010
                                                      2,397,281        2011
                                                   ------------
                                                      5,617,302
                                                   ============

Large Cap Growth Fund ..........................   $ 12,172,049        2010
                                                     19,119,045        2011
                                                   ------------
                                                     31,291,094
                                                   ============

Small Cap Growth Fund ..........................   $     41,322        2011
                                                   ============

Value Plus Fund ................................   $    209,088        2009
                                                      5,826,294        2011
                                                   ------------
                                                      6,035,382
                                                   ============
--------------------------------------------------------------------------------

The capital  loss  carryforwards  may be utilized in future  years to offset net
realized   capital  gains,  if  any,  prior  to   distributing   such  gains  to
shareholders.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

3.   INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) were as follows for the period ended March 31, 2003:

--------------------------------------------------------------------------------------------------
                                           EMERGING                       GROWTH     INTERNATIONAL
                                            GROWTH      ENHANCED 30   OPPORTUNITIES      EQUITY
                                             FUND           FUND           FUND           FUND
--------------------------------------------------------------------------------------------------
Purchases of investment securities ...   $283,348,375   $  3,847,749   $ 47,545,396   $ 29,355,818
                                         ---------------------------------------------------------
Proceeds from sales and maturities
   of investment securities ..........   $157,602,779   $  2,420,247   $ 59,623,523   $ 28,396,144
                                         ---------------------------------------------------------
--------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------
                                           LARGE CAP      SMALL CAP
                                            GROWTH         GROWTH       VALUE PLUS
                                             FUND           FUND           FUND
-----------------------------------------------------------------------------------
Purchases of investment securities ...   $ 35,450,306   $  8,635,669   $ 36,110,000
                                         ------------------------------------------
Proceeds from sales and maturities
   of investment securities ..........   $ 49,373,983   $ 27,597,567   $ 54,346,813
                                         ------------------------------------------
-----------------------------------------------------------------------------------

4.   TRANSACTIONS WITH AFFILIATES

The President and certain other officers of the Trust are also officers of Touchstone Advisors, Inc. (the Adviser), the Trust's investment adviser, or Touchstone Securities, Inc. (the Underwriter), the Trust's principal underwriter, and Integrated Fund Services, Inc. (Integrated), the Trust's administrator, transfer agent and accounting services agent. The Adviser, the Underwriter and Integrated are each wholly-owned, indirect subsidiaries of The Western and Southern Life Insurance Company.

MANAGEMENT AGREEMENTS

The Adviser provides general investment supervisory services for the Funds, under the terms of separate Management Agreements. Under the Management Agreements, the Enhanced 30 Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.65% on the first $100 million of average daily net assets; 0.60% of the next $100 million of average daily net assets; 0.55% of the next $100 million of average daily net assets; and 0.50% of such assets in excess of $300 million. The International Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.95% on the first $100 million of average daily net assets; 0.90% of the next $100 million of average daily net assets; 0.85% of the next $100 million of average daily net assets; and 0.80% of such assets in excess of $300 million. The Growth Opportunities Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% on the first $50 million of average daily net assets; 0.90% of the next $50 million of average daily net assets; 0.80% of the next $100 million of average daily net assets; and 0.75% of such assets in excess of $200 million. The Large Cap Growth Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% on the first $200 million of average daily net assets; 0.70% of the next $300 million of average daily net assets; and 0.50% of such assets in excess of $500 million. The Value Plus Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% on the first $100 million of average daily net assets; 0.70% of the next $100 million of average daily net assets; 0.65% of the next $100 million of average daily net assets; and 0.60% of such assets in excess of $300 million. The Emerging Growth Fund and Small Cap

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

Growth Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.80% and 1.25%, respectively, of average daily net assets.

Bank of Ireland Asset Management (U.S.) Limited (Bank of Ireland), effective May 1, 2002, has been retained by the Adviser to manage the investments of the International Equity Fund. The Adviser (not the Fund) pays Bank of Ireland a fee for these services.

TCW  Investment  Management  Company  (TCW)  and  Westfield  Capital  Management
Company, Inc. (Westfield) have been retained by the Adviser to manage the investments of the Emerging Growth Fund. The Adviser (not the Fund) pays TCW and Westfield a fee for these services.

Todd Investment Advisors, Inc. (Todd) has been retained by the Adviser to manage the investments of the Enhanced 30 Fund. The Adviser (not the Fund) pays Todd a fee for these services.

Mastrapasqua Asset Management, Inc. (Mastrapasqua) has been retained by the Adviser to manage the investments of the Growth Opportunities Fund. The Adviser (not the Fund) pays Mastrapasqua a fee for these services.

Fort Washington Investment Advisors, Inc. (Fort Washington) has been retained by the Adviser to manage the investments of the Large Cap Growth Fund and Value Plus Fund. The Adviser (not the Funds) pays Fort Washington a fee for these services.

Longwood Investment Advisors, Inc. (Longwood) and Bjurman, Barry & Associates (Bjurman) have been retained by the Adviser to manage the investments of the Small Cap Growth Fund. The Adviser (not the Fund) pays Longwood and Bjurman a fee for these services.

The Adviser has entered into an agreement to contractually limit operating expenses of certain Funds. The maximum operating expense limit in any year with respect to a Fund is based on a percentage of the average daily net assets of the Fund. The Adviser has agreed to waive advisory fees and reimburse expenses in order to maintain expense limitations for the Large Cap Growth Fund as follows: 1.30% for Class A shares, 2.43% for Class B shares, and 2.51% for Class C shares. These expense limitations remained in effect until March 31, 2003.

Pursuant to a Sponsor Agreement, between the Adviser and the Trust, the Adviser has agreed to waive its fees and reimburse expenses in order to limit certain Fund's annual expenses as follows: Emerging Growth Fund - 1.50% for Class A shares, 2.25% for Class B and Class C shares; Enhanced 30 Fund - 1.00% for Class A shares, 1.75% for Class B and Class C shares; International Equity Fund - 1.60% for Class A shares, 2.35% for Class B and Class C shares; Small Cap Growth Fund - 1.95% for Class A shares, 2.70% for Class B and Class C shares; Value Plus Fund - 1.30% for Class A shares, 2.05% for Class B and Class C shares. These fee waivers and expense limitations remained in effect until March 31, 2003.

ADMINISTRATION AGREEMENT

Under the terms of an Administration Agreement, Integrated supplies executive and regulatory compliance services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to and filings with the Securities and Exchange Commission and state securities authorities and materials for meetings of the Board of Trustees. For these services, Integrated receives a monthly fee from each Fund.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT

Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and Integrated, Integrated maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

other shareholder service functions. For these services, Integrated receives a monthly fee per shareholder account from each Fund, subject to a minimum monthly fee for each Fund, or for each class of shares of a Fund, as applicable. In addition, each Fund pays Integrated out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT

Under the terms of the Accounting Services Agreement between the Trust and Integrated, Integrated calculates the daily net asset value per share and maintains the financial books and records. For these services, Integrated receives a monthly fee, based on current net asset levels from each Fund. In addition, each Fund pays Integrated certain out-of-pocket expenses incurred by Integrated in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT

The Underwriter is the Funds' principal underwriter and, as such, acts as the exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned $183,598, $3,287, $13,882, $2,138, $1,049, $9,770, and $5,344 from underwriting and broker commissions on the sale of shares of the Emerging Growth Fund, Enhanced 30 Fund, Growth Opportunities Fund, International Equity Fund, Large Cap Growth Fund, Small Cap Growth Fund, and Value Plus Fund, respectively, during the period ended March 31, 2003. In addition, the Underwriter collected $113,872, $8,535, $21,126, $991, $307, $1,268, and $1,009 of contingent deferred sales loads on the redemption of Class B and Class C shares of the Emerging Growth Fund, Enhanced 30 Fund, Growth Opportunities Fund, International Equity Fund, Large Cap Growth Fund, Small Cap Growth Fund and Value Plus Fund, respectively.

PLANS OF DISTRIBUTION

The Trust has a Plan of Distribution (Class A Plan) under which Class A shares of each Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class B and Class C Plan) under which Class B and Class C shares of each Fund may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class B and Class C Plan is 1.00% of average daily net assets attributable to Class B and Class C shares.

SPONSOR AGREEMENT

The Trust, on behalf of the Emerging Growth Fund, Enhanced 30 Fund, International Equity Fund, Small Cap Growth Fund, and Value Plus Fund, has entered into a Sponsor Agreement with the Adviser. The Adviser provides oversight of the various service providers to the Funds, including the Funds' administrator, custodian and transfer agent. The Adviser receives a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Adviser agreed to waive all fees until March 31, 2003, as needed to maintain each Fund's expenses at a set level. The Sponsor Agreement may be terminated by the Adviser, the Board of Trustees or the vote of a majority of the outstanding voting securities of each Fund on not less than 30 days prior written notice.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

5.   CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

------------------------------------------------------------------------------------------------------------------------------
                                             EMERGING GROWTH                 ENHANCED 30               GROWTH OPPORTUNITIES
                                                   FUND                          FUND                          FUND
------------------------------------------------------------------------------------------------------------------------------
                                            YEAR           YEAR           YEAR           YEAR           YEAR           YEAR
                                           ENDED          ENDED          ENDED          ENDED          ENDED          ENDED
                                          MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                            2003           2002           2003           2002           2003          2002(A)
------------------------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold .........................     9,611,435      9,611,931        286,492        124,410      4,692,700      3,975,938
Shares reinvested ...................       110,981         16,112          9,547          4,349             --             --
Shares redeemed .....................    (7,387,223)    (2,130,182)      (209,119)        (3,076)    (4,740,449)    (2,656,162)
                                        --------------------------------------------------------------------------------------
Net increase in shares outstanding ..     2,335,193      7,497,861         86,920        125,683        (47,749)     1,319,776
Shares outstanding, beginning of year     8,697,016      1,199,155        822,993        697,310      6,698,909      5,379,133
                                        --------------------------------------------------------------------------------------
Shares outstanding, end of year .....    11,032,209      8,697,016        909,913        822,993      6,651,160      6,698,909
                                        ======================================================================================
CLASS B
Shares sold .........................     1,551,627        850,694         67,375        104,680         67,258        194,563
Shares reinvested ...................        20,616          1,047             26             98             --             --
Shares redeemed .....................      (319,901)       (11,381)       (52,640)       (10,609)       (54,304)        (4,470)
                                        --------------------------------------------------------------------------------------
Net increase in shares outstanding ..     1,252,342        840,360         14,761         94,169         12,954        190,093
Shares outstanding, beginning of year       840,360             --         94,169             --        190,093             --
                                        --------------------------------------------------------------------------------------
Shares outstanding, end of year .....     2,092,702        840,360        108,930         94,169        203,047        190,093
                                        ======================================================================================
CLASS C
Shares sold .........................     5,488,550      3,374,248        131,520         91,725        240,662        900,048
Shares reinvested ...................        58,253          5,690             93             58             --             --
Shares redeemed .....................    (1,445,076)      (197,785)       (93,364)        (7,548)      (759,693)      (443,722)
                                        --------------------------------------------------------------------------------------
Net increase in shares outstanding ..     4,101,727      3,182,153         38,249         84,235       (519,031)       456,326
Shares outstanding, beginning of year     3,688,444        506,291         98,597         14,362      2,303,852      1,847,526
                                        --------------------------------------------------------------------------------------
Shares outstanding, end of year .....     7,790,171      3,688,444        136,846         98,597      1,784,821      2,303,852
                                        ======================================================================================
------------------------------------------------------------------------------------------------------------------------------

(A)  Class B shares commenced operations May 1, 2001.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

------------------------------------------------------------------------------------------------
                                          INTERNATIONAL EQUITY FUND     LARGE CAP GROWTH FUND
------------------------------------------------------------------------------------------------
                                            YEAR           YEAR           YEAR           YEAR
                                           ENDED          ENDED          ENDED          ENDED
                                          MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                            2003           2002           2003          2002(A)
------------------------------------------------------------------------------------------------
CLASS A
Shares sold .........................    11,391,638     17,989,775        511,005      5,611,987
Shares reinvested ...................         8,396             --             --             --
Shares redeemed .....................   (11,388,583)   (17,889,974)    (1,912,165)    (1,985,031)
                                        --------------------------------------------------------
Net increase in shares outstanding ..        11,451         99,801     (1,401,160)     3,626,956
Shares outstanding, beginning of year       868,465        768,664      5,568,780      1,941,824
                                        --------------------------------------------------------
Shares outstanding, end of year .....       879,916        868,465      4,167,620      5,568,780
                                        ========================================================
CLASS B
Shares sold .........................        10,622         18,184          8,051          2,970
Shares reinvested ...................            18             --             --             --
Shares redeemed .....................        (5,499)          (114)          (890)            --
                                        --------------------------------------------------------
Net increase in shares outstanding ..         5,141         18,070          7,161          2,970
Shares outstanding, beginning of year        18,070             --          2,970             --
                                        --------------------------------------------------------
Shares outstanding, end of year .....        23,211         18,070         10,131          2,970
                                        ========================================================
CLASS C
Shares sold .........................       230,498        141,721         32,199         14,161
Shares reinvested ...................            --             --             --             --
Shares redeemed .....................      (239,284)      (285,319)       (64,219)       (30,396)
                                        --------------------------------------------------------
Net increase in shares outstanding ..        (8,786)      (143,598)       (32,020)       (16,235)
Shares outstanding, beginning of year       489,258        632,856        162,456        178,691
                                        --------------------------------------------------------
Shares outstanding, end of year .....       480,472        489,258        130,436        162,456
                                        ========================================================
------------------------------------------------------------------------------------------------

(A)  Class B shares commenced operations May 1, 2001.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

------------------------------------------------------------------------------------------
                                               SMALL CAP GROWTH        VALUE PLUS
                                                     FUND                  FUND
------------------------------------------------------------------------------------------
                                                     YEAR           YEAR           YEAR
                                                    ENDED          ENDED          ENDED
                                                   MARCH 31,      MARCH 31,      MARCH 31,
                                                    2003(A)         2003           2002
------------------------------------------------------------------------------------------
CLASS A
Shares sold ..................................     1,605,827        819,488      4,954,222
Shares reinvested ............................            --         37,132         19,035
Shares redeemed ..............................       (48,124)    (3,553,400)    (1,098,103)
                                                 -----------------------------------------
Net increase (decrease) in shares outstanding      1,557,703     (2,696,780)     3,875,154
Shares outstanding, beginning of period ......            --      8,884,139      5,008,985
                                                 -----------------------------------------
Shares outstanding, end of period ............     1,557,703      6,187,359      8,884,139
                                                 =========================================
CLASS B
Shares sold ..................................       148,131         40,736         12,710
Shares reinvested ............................            --            233             --
Shares redeemed ..............................        (4,698)        (2,533)            --
                                                 -----------------------------------------
Net increase in shares outstanding ...........       143,433         38,436         12,710
Shares outstanding, beginning of period ......            --         12,710             --
                                                 -----------------------------------------
Shares outstanding, end of period ............       143,433         51,146         12,710
                                                 =========================================
CLASS C
Shares sold ..................................       341,792         34,029        138,499
Shares redeemed ..............................       (31,000)       (74,724)       (58,417)
                                                 -----------------------------------------
Net increase (decrease) in shares outstanding        310,792        (40,695)        80,082
Shares outstanding, beginning of period ......            --        250,193        170,111
                                                 -----------------------------------------
Shares outstanding, end of period ............       310,792        209,498        250,193
                                                 =========================================
------------------------------------------------------------------------------------------

(A) Represents the period from the initial public offering (October 31, 2002) through March 31, 2003.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

6.   BORROWINGS

Until February 7, 2003, Growth Opportunities Fund had a Loan Agreement with the former custodian. The Fund used the Loan Agreement for temporary or emergency purposes, including the financing of capital share redemption requests that might otherwise require the untimely disposition of securities. The Loan Agreement permitted borrowings up to a maximum principal amount outstanding not to exceed the lesser of $1,500,000 or certain other amounts, which were calculated based upon the amounts and composition of assets in the Fund as defined in the Loan Agreement. The Fund agreed to pay interest on any unpaid principal balance at prevailing market rates as defined in the Loan Agreement.

As of March 31, 2003, the Growth Opportunities Fund had no outstanding borrowings. The average amount outstanding during the year ended March 31, 2003 for the Growth Opportunities Fund was $242,474, at a weighted average interest rate of 4.51%. For the year ended March 31, 2003, the Growth Opportunities Fund incurred $11,188 of interest expense on such borrowings.

7.   RISKS ASSOCIATED WITH FOREIGN SECURITIES

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers or industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the International Equity Fund or result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

8.   RISKS ASSOCIATED WITH SMALL CAPITALIZATION INVESTING

Emerging growth funds typically carry additional risks since smaller companies generally have a higher risk of failure. Historically, smaller companies have experienced a greater degree than average of market volatility.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

9.   MANAGEMENT OF THE TRUST (UNAUDITED)

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

INTERESTED TRUSTEES1:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF
                                                                                                          FUNDS
                                                                                                          OVERSEEN
NAME                              POSITION(S)    TERM OF OFFICE2                                          IN THE      OTHER
ADDRESS                           HELD WITH      AND LENGTH OF        PRINCIPAL OCCUPATION(S)             TOUCHSTONE  DIRECTORSHIPS
AGE                               TRUST          TIME SERVED          DURING PAST 5 YEARS                 FAMILY3     HELD4
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder                  Trustee        Until retirement     President and a director of IFS         32      Director of
Touchstone Advisors, Inc.                        at age 75 or         Financial Services, Inc. (a holding             LaRosa's (a
221 East Fourth Street                           until she resigns    company), Touchstone Advisors, Inc.             restaurant
Cincinnati, OH                                   or is removed.       (the Trust's investment advisor)                chain).
Age: 47                                          Trustee since        and Touchstone Securities, Inc.
                                                 1999.                (the Trust's distributor). She is
                                                                      Senior Vice President of The
                                                                      Western and Southern Life Insurance
                                                                      Company and a director of Capital
                                                                      Analysts Incorporated (a registered
                                                                      investment advisor and
                                                                      broker-dealer), Integrated Fund
                                                                      Services, Inc. (the Trust's
                                                                      administrator and transfer agent)
                                                                      and IFS Fund Distributors, Inc. (a
                                                                      registered broker-dealer). She is
                                                                      also President and a director of
                                                                      IFS Agency Services, Inc. (an
                                                                      insurance agency), IFS Insurance
                                                                      Agency, Inc. and Fort Washington
                                                                      Brokerage Services, Inc. (a
                                                                      registered broker-dealer).
------------------------------------------------------------------------------------------------------------------------------------
John F. Barrett                   Trustee        Until retirement     Chairman of the Board, President        32      Director of
The Western and Southern                         at age 75 or         and Chief Executive Officer of The              The Andersons
Life Insurance Company                           until he resigns     Western and Southern Life Insurance             (an
400 Broadway                                     or is removed.       Company and Western- Southern Life              agribusiness
Cincinnati, OH                                   Trustee since        Assurance Company; Director and                 and retailing
Age: 53                                          2002.                Vice Chairman of Columbus Life                  company);
                                                                      Insurance Company; Director of                  Convergys
                                                                      Eagle Realty Group, Inc., and                   Corporation
                                                                      Chairman of Fort Washington                     (a provider
                                                                      Investment Advisors, Inc.                       of integrated
                                                                                                                      billing
                                                                                                                      solutions,
                                                                                                                      customer care
                                                                                                                      services and
                                                                                                                      employee care
                                                                                                                      services) and
                                                                                                                      Fifth Third
                                                                                                                      Bancorp.
------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
J. Leland Brewster II             Trustee        Until retirement     Retired Senior Partner of Frost         32      Director of
5155 Ivyfarm Road                                in 2005 or until     Brown Todd LLC (a law firm).                    Consolidated
Cincinnati, OH                                   he resigns or is                                                     Health
Age: 74                                          removed.                                                             Services,
                                                 Trustee since                                                        Inc.
                                                 2000.
------------------------------------------------------------------------------------------------------------------------------------
William O. Coleman                Trustee        Until retirement     Retired Vice President of The           32      Director of
c/o Touchstone Advisors, Inc.                    at age 75 or         Procter & Gamble Company. A Trustee             LCA-Vision
221 East Fourth Street                           until he resigns     of The Procter & Gamble Profit                  (a laser
Cincinnati, OH                                   or is removed.       Sharing Plan and The Procter &                  vision
Age: 73                                          Trustee since        Gamble Employee Stock Ownership                 correction
                                                 1999.                Plan.                                           company) and
                                                                                                                      Millenium
                                                                                                                      Bancorp.
------------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox                    Trustee        Until retirement     President and Chief Executive           32      Director of
105 East Fourth Street                           at age 75 or         Officer of Cox Financial Corp. (a               the Federal
Cincinnati, OH                                   until he resigns     financial services company).                    Reserve Bank
Age: 55                                          or is removed.                                                       of Cleveland;
                                                 Trustee since                                                        Broadwing,
                                                 1999.                                                                Inc. (a
                                                                                                                      communication
                                                                                                                      company); and
                                                                                                                      Cinergy
                                                                                                                      Corporation
                                                                                                                      (a utility
                                                                                                                      company).
------------------------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

INDEPENDENT TRUSTEES (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF
                                                                                                          FUNDS
                                                                                                          OVERSEEN
NAME                              POSITION(S)    TERM OF OFFICE2                                          IN THE      OTHER
ADDRESS                           HELD WITH      AND LENGTH OF        PRINCIPAL OCCUPATION(S)             TOUCHSTONE  DIRECTORSHIPS
AGE                               TRUST          TIME SERVED          DURING PAST 5 YEARS                 FAMILY3     HELD4
------------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner                  Trustee        Until retirement     Principal of HJL Enterprises (a         32      None
4700 Smith Road                                  at age 75 or         privately held investment company);
Cincinnati, OH                                   until he resigns     Chairman of Crane Electronics, Inc.
Age: 64                                          or is removed.       (a manufacturer of electronic
                                                 Trustee since        connectors).
                                                 1989.
------------------------------------------------------------------------------------------------------------------------------------
Oscar P. Robertson                Trustee        Until retirement     President of Orchem, Inc. (a            32      Director of
621 Tusculum Avenue                              at age 75 or         chemical specialties distributor),              Countrywide
Cincinnati, OH                                   until he resigns     Orpack Stone Corporation (a                     Credit
Age: 64                                          or is removed.       corrugated box manufacturer) and                Industries,
                                                 Trustee since        ORDMS (a solution planning firm).               Inc.
                                                 1995.
------------------------------------------------------------------------------------------------------------------------------------
Robert E. Stautberg               Trustee        Until retirement     Retired Partner and Director of         32      Trustee of
4815 Drake Road                                  at age 75 or         KPMG LLP (a certified public                    Tri-Health,
Cincinnati, OH                                   until he resigns     accounting firm). He is a Vice                  Inc., Good
Age: 68                                          or is removed.       President of St. Xavier High                    Samaritan
                                                 Trustee since        School.                                         Hospital and
                                                 1999.                                                                Bethesda
                                                                                                                      Hospital.
------------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti                   Trustee        Until retirement     CEO and Chairman of Avaton, Inc. (a     32      None
5400 Waring Drive                                at age 75 or         wireless entertainment company).
Cincinnati, OH                                   until he resigns     CEO and Chairman of Astrum Digital
Age: 54                                          or is removed.       Information (an information
                                                 Trustee since        monitoring company) from 2000 until
                                                 2002                 2001; President of Great American
                                                                      Life Insurance Company from 1999
                                                                      until 2000; A Director of Chiquita
                                                                      Brands International, Inc. until
                                                                      2000; Senior Executive of American
                                                                      Financial Group, Inc. (a financial
                                                                      services company) from 1996 until
                                                                      1999.
------------------------------------------------------------------------------------------------------------------------------------

1 Ms. McGruder, as President and a director of the Adviser and the Underwriter, is an "interested person" of the Trust within the meaning of
     Section 2(a)(19) of the Investment Company Act of 1940. Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of the Adviser and the Underwriter, and Chairman of Fort Washington, a Trust sub-advisor, is an "interested person" of the Trust within the meaning of
     Section 2(a)(19) of the Investment Company Act of 1940.
2 Each Trustee is elected to serve until the age of 75 or after five years of service, whichever is greater, or until he or she resigns or is removed.
3 The Touchstone Family of Funds consists of seven series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Investment Trust and thirteen variable annuity series of Touchstone Variable Series Trust.
4 Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust and Touchstone Variable Series Trust.

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

PRINCIPAL OFFICERS:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                          NUMBER OF
                                                                                                          FUNDS
                                                                                                          OVERSEEN
NAME                              POSITION(S)    TERM OF OFFICE2                                          IN THE      OTHER
ADDRESS                           HELD WITH      AND LENGTH OF        PRINCIPAL OCCUPATION(S)             TOUCHSTONE  DIRECTORSHIPS
AGE                               TRUST          TIME SERVED          DURING PAST 5 YEARS                 FAMILY3     HELD4
------------------------------------------------------------------------------------------------------------------------------------
Patrick T. Bannigan               President      Until he             Senior Vice President of Touchstone     32      None
Touchstone Advisors, Inc.                        sooner dies,         Advisors, Inc. and Touchstone
221 East Fourth Street                           resigns, is          Securities, Inc.; Senior Vice
Cincinnati, OH                                   removed or           President of Evergreen Investment
Age: 37                                          becomes              Services until March 2002.
                                                 disqualified.
                                                 President
                                                 since 2002.
------------------------------------------------------------------------------------------------------------------------------------
Michael S. Spangler               Vice           Until he             Vice President of Touchstone            32      None
Touchstone Advisors, Inc.         President      sooner dies,         Advisors, Inc. and Touchstone
221 East Fourth Street                           resigns, is          Securities, Inc.; Vice President of
Cincinnati, OH                                   removed or           Evergreen Investment Services until
Age: 36                                          becomes              July 2002.
                                                 disqualified.
                                                 Vice President
                                                 since 2002
------------------------------------------------------------------------------------------------------------------------------------
Terrie A. Wiedenheft              Controller     Until she            Senior Vice President, Chief            32      None
Touchstone Advisors, Inc.                        sooner dies,         Financial Officer and Treasurer of
221 East Fourth Street                           resigns, is          Integrated Fund Services, Inc., IFS
Cincinnati, OH                                   removed or           Fund Distributors, Inc. and Fort
Age: 40                                          becomes              Washington Brokerage Services, Inc.
                                                 disqualified.        She is Chief Financial Officer of
                                                 Controller           IFS Financial Services, Inc.,
                                                 since 2000.          Touchstone Advisors, Inc. and
                                                                      Touchstone Securities, Inc. and
                                                                      Assistant Treasurer of Fort
                                                                      Washington Investment Advisors,
                                                                      Inc.
------------------------------------------------------------------------------------------------------------------------------------
Scott A. Englehart                Treasurer      Until he             President of Integrated Fund            32      None
Integrated Fund Services, Inc.                   sooner dies,         Services, Inc. and IFS Fund
221 East Fourth Street                           resigns, is          Distributors, Inc. From 1998 until
Cincinnati, OH                                   removed or           2000, he was a Director, Transfer
Age: 40                                          becomes              Agency and Mutual Fund Distribution
                                                 disqualified.        for Nationwide Advisory Services,
                                                 Treasurer            Inc. From 1990 until 1998, he was
                                                 since 2000.          Vice President, Client Services for
                                                                      BISYS Fund Services.
------------------------------------------------------------------------------------------------------------------------------------
Tina Hosking Bloom                Secretary      Until she            Vice President - Managing Attorney      32      None
Integrated Fund Services, Inc.                   sooner dies,         of Integrated Fund Services, Inc.
221 East Fourth Street                           resigns, is          and IFS Fund Distributors, Inc.
Cincinnati, OH                                   removed or
Age: 34                                          becomes
                                                 disqualified.
                                                 Secretary
                                                 since 1999.
------------------------------------------------------------------------------------------------------------------------------------

1 Each officer also holds the same office with Touchstone Investment Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust.
2 The Touchstone Family of Funds consists of seven series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Investment Trust and thirteen variable annuity series of Touchstone Variable Series Trust.

EMERGING GROWTH FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
                                                                      MARKET
COMMON STOCKS - 94.4%                                    SHARES       VALUE
--------------------------------------------------------------------------------
MEDICAL SUPPLIES - 9.3%
Apogent Technologies Inc.* .......................      207,900   $   3,031,182
Beckman Coulter Inc. .............................       77,800       2,647,534
Quinton Cardiology Systems Inc.* .................      272,300       1,530,326
Regeneration Technologies Inc.* ..................      330,500       2,974,500
Tektronix Inc.* ..................................      170,600       2,925,790
Teradyne Inc.* ...................................      359,700       4,186,908
Trimeris, Inc.* ..................................       68,200       2,808,476
Waters Corp* .....................................       87,900       1,859,964
Wright Medical Group Inc.* .......................      236,800       4,148,736
                                                                  -------------
                                                                     26,113,416
                                                                  -------------
ELECTRONICS - 7.3%
Arrow Electronics Inc.* ..........................      136,900       2,012,430
KLA-Tencor Corp.* ................................       50,200       1,804,288
LSI Logic* .......................................      499,000       2,255,480
National Semiconductor Corp.* ....................      267,800       4,563,312
Power Integrations Inc.* .........................       96,800       2,006,664
Semtech Corp.* ...................................      129,500       1,961,925
Varian Semiconductor Equipment Associates Inc.* ..      154,100       3,134,394
Vishay Intertechnology Inc.* .....................      281,100       2,861,598
                                                                  -------------
                                                                     20,600,091
                                                                  -------------
COMMERCIAL SERVICES - 7.1%
Alexander & Baldwin Inc. .........................      105,400       2,620,244
Anixter International Inc.* ......................       97,400       2,208,058
Armor Holdings Inc.* .............................      191,000       1,910,000
Career Education Corp.* ..........................       89,900       4,397,908
PerkinElmer Inc. .................................      248,900       2,212,721
Stericycle* ......................................       59,600       2,240,364
Sylvan Learning Systems Inc.* ....................      249,900       3,968,412
                                                                  -------------
                                                                     19,557,707
                                                                  -------------
BANKING - 7.0%
Banknorth Group Inc. .............................      146,200       3,188,622
East West Bancorp Inc. ...........................       80,600       2,486,510
Investors Financial Services Corp. ...............       75,500       1,838,425
Silicon Valley Bancshares* .......................      136,400       2,481,116
Southwest Bancorp of Texas* ......................       98,700       2,963,961
UCBH Holdings Inc. ...............................       57,700       2,537,646
Valley National Bancorp ..........................       52,975       1,304,774
Zions Bancorporation .............................       69,400       2,968,932
                                                                  -------------
                                                                     19,769,986
                                                                  -------------
OIL & GAS - 6.4%
Chesapeake Energy Corp. ..........................      467,700       3,676,122
Copper Cameron Corp.* ............................       27,400       1,356,574
Devon Energy Corp. ...............................       30,000       1,446,600
ENSCO International Inc. .........................       50,200       1,280,602
Helmerich & Payne Inc.* ..........................      105,000       2,690,100
Pride International Inc.* ........................       96,100       1,296,389

EMERGING GROWTH FUND
(CONTINUED)
================================================================================
                                                                      MARKET
COMMON STOCKS - 94.4% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
OIL & GAS - 6.4% (CONTINUED)
Superior Energy Services* ........................      328,600   $   2,809,530
W-H Energy Services* .............................      188,700       3,230,544
                                                                  -------------
                                                                     17,786,461
                                                                  -------------
HEALTH CARE PROVIDERS - 6.0%
Anthem Inc.* .....................................       27,400       1,815,250
Health Net Inc.* .................................      130,300       3,488,131
Manor Care* ......................................      168,400       3,238,332
PSS World Medical Inc.* ..........................      695,300       4,533,356
Select Medical Corp.* ............................      247,400       3,525,450
                                                                  -------------
                                                                     16,600,519
                                                                  -------------
RETAILERS - 4.1%
Cost Plus Inc.* ..................................      150,200       3,953,264
J.C. Penny Company Inc. ..........................      103,000       2,022,920
The Guitar Center Inc.* ..........................      110,600       2,252,922
Williams-Sonoma Inc.* ............................      146,600       3,195,880
                                                                  -------------
                                                                     11,424,986
                                                                  -------------
INSURANCE - 4.1%
Philadelphia Consolidated Holding* ...............       98,900       3,560,400
Phoenix Companies Inc. ...........................      179,700       1,301,028
Platinum Underwriters Holdings Ltd. ..............      108,500       2,750,475
RenaissanceRe Holdings Ltd. ......................       90,300       3,616,515
                                                                  -------------
                                                                     11,228,418
                                                                  -------------
HEAVY MACHINERY - 4.0%
Cummins Inc. .....................................       44,200       1,087,320
Dover Corp. ......................................      104,900       2,540,678
Pall Corp. .......................................      162,600       3,252,000
Phelps Dodge Corp.* ..............................       64,200       2,085,216
York International Corp. .........................      100,200       2,104,200
                                                                  -------------
                                                                     11,069,414
                                                                  -------------
COMPUTER SOFTWARE & PROCESSING - 3.6%
Aspen Technology Inc.* ...........................      395,200         948,480
Borland Software Corp.* ..........................       22,300         205,160
CheckFree Corp.* .................................      181,000       4,068,880
Macromedia Inc.* .................................      168,700       2,037,896
Network Associates Inc.* .........................      194,000       2,679,140
                                                                  -------------
                                                                      9,939,556
                                                                  -------------
COMPUTERS & INFORMATION - 3.5%
Maxtor Corp.* ....................................      333,500       1,877,605
Polycom Inc.* ....................................      220,200       1,779,216
Symbol Technologies Inc. .........................      196,900       1,695,309
The Reynolds & Reynolds Company - Class A ........      114,800       2,904,440
Unisys Corp.* ....................................      149,100       1,380,666
                                                                  -------------
                                                                      9,637,236
                                                                  -------------
FINANCIAL SERVICES - 2.7%
Countrywide Financial Corp. ......................       59,000       3,392,500
The Corporate Executive Board Company* ...........      115,700       4,121,234
                                                                  -------------
                                                                      7,513,734
                                                                  -------------

EMERGING GROWTH FUND
(CONTINUED)
================================================================================
                                                                      MARKET
COMMON STOCKS - 94.4% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
APPAREL RETAILERS - 2.5%
American Eagle Outfitters Inc.* ..................      181,300   $   2,632,295
Chico's Fas Inc.* ................................       77,000       1,540,000
The Talbots Inc. .................................      107,600       2,769,624
                                                                  -------------
                                                                      6,941,919
                                                                  -------------
RESTAURANTS - 2.4%
P.F. Chang's China Bistro Inc.* ..................       93,700       3,466,900
The Cheesecake Factory Inc.* .....................       94,600       3,052,742
                                                                  -------------
                                                                      6,519,642
                                                                  -------------
WASTE DISPOSAL - 2.4%
Republic Services Inc.* ..........................      144,600       2,868,864
Waste Connections Inc.* ..........................      105,800       3,650,100
                                                                  -------------
                                                                      6,518,964
                                                                  -------------
PHARMACEUTICALS - 2.1%
Celgene Corp.* ...................................      114,100       2,975,728
CV Therapeutics Inc.* ............................      157,300       2,836,119
                                                                  -------------
                                                                      5,811,847
                                                                  -------------
HEALTH CARE STAFFING - 1.9%
Cross Country Inc.* ..............................      268,100       3,083,150
Pediatrix Medical Group Inc.* ....................       83,600       2,101,704
                                                                  -------------
                                                                      5,184,854
                                                                  -------------
ADVERTISING - 1.8%
Digital River Inc.* ..............................      190,000       2,601,100
The Interpublic Group of Companies Inc. ..........      246,300       2,290,590
                                                                  -------------
                                                                      4,891,690
                                                                  -------------
COMMUNICATIONS - 1.7%
Advanced Fibre Communication* ....................      177,400       2,685,836
Agere Systems Inc. - Class A* ....................    1,241,000       1,985,600
                                                                  -------------
                                                                      4,671,436
                                                                  -------------
AEROSPACE & DEFENSE - 1.7%
Alliant Techsystems Inc.* ........................       39,700       2,144,197
Teledyne Technologies Inc.* ......................      195,700       2,477,562
                                                                  -------------
                                                                      4,621,759
                                                                  -------------
BEVERAGES, FOOD & TOBACCO - 1.6%
Hain Celestial Group Inc.* .......................      290,100       4,383,411
                                                                  -------------
MEDIA - BROADCASTING & PUBLISHING - 1.6%
A.H. Belo Corp. ..................................       36,800         745,568
Entravision Communications - Class A* ............      311,200       1,680,480
Meredith Corp. ...................................       49,600       1,893,728
                                                                  -------------
                                                                      4,319,776
                                                                  -------------
AIRLINES - 1.2%
Southwest Airlines Co. ...........................      235,200       3,377,472
                                                                  -------------
CHEMICALS - 1.2%
Agrium Inc. ......................................      307,300       3,303,475
                                                                  -------------
ENGINEERING SERVICES - 1.2%
EMCOR Group Inc.* ................................       66,600       3,213,450
                                                                  -------------

EMERGING GROWTH FUND
(CONTINUED)
================================================================================
                                                                      MARKET
COMMON STOCKS - 94.4% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.1%
Invitrogen Corp.* ................................       99,300   $   3,041,559
                                                                  -------------
DATA PROCESSING SERVICES - 1.0%
NDCHealth Corp. ..................................      165,800       2,780,466
                                                                  -------------
ENTERTAINMENT & LEISURE - 1.0%
Metro-Goldwyn-Mayer Inc.* ........................      261,600       2,746,800
                                                                  -------------
COSMETICS & TOILETRIES - 0.9%
Estee Lauder Companies - Class A .................       85,000       2,580,600
                                                                  -------------
CONSTRUCTION - 0.8%
Toll Brothers Inc.* ..............................      119,100       2,298,630
                                                                  -------------
HOUSEHOLD PRODUCTS - 0.6%
Rohm and Haas Company ............................       52,500       1,563,450
                                                                  -------------
LODGING - 0.3%
Extended Stay America* ...........................       90,400         913,040
                                                                  -------------
ELECTRICAL EQUIPMENT - 0.3%
Wilson Greatbatch Technologies* ..................       27,200         761,328
                                                                  -------------

TOTAL COMMON STOCKS (Cost $287,725,802) ..........                $ 261,687,092

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.6% .....                   15,528,888
                                                                  -------------

NET ASSETS - 100.0% ..............................                $ 277,215,980
                                                                  =============

*    Non-income producing security.

See accompanying notes to financial statements.

ENHANCED 30 FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
                                                                      MARKET
COMMON STOCKS - 98.9%                                    SHARES       VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 18.7%
Cisco Systems, Inc.* .............................       18,300   $     236,070
Computer Sciences Corp.* .........................        8,000         260,400
Hewlett-Packard Co. ..............................       13,700         213,035
Intel Corp. ......................................       15,800         257,224
International Business Machines Corp. (IBM) ......        3,100         243,133
Microsoft Corp. ..................................       10,200         246,942
                                                                  -------------
                                                                      1,456,804
                                                                  -------------
CONSUMER DISCRETIONARY - 17.2%
Best Buy Co., Inc.* ..............................        9,100         245,427
Home Depot, Inc. .................................       12,300         299,628
McDonald's Corp. .................................       15,800         228,468
The Walt Disney Co. ..............................       16,300         277,426
Wal-Mart Stores, Inc. ............................        5,400         280,962
                                                                  -------------
                                                                      1,331,911
                                                                  -------------
INDUSTRIAL - 16.2%
3M Co. ...........................................        2,100         273,063
Boeing Co. .......................................        8,300         207,998
General Electric Co. .............................       10,600         270,300
Honeywell International, Inc. ....................       11,800         252,048
United Technologies Corp. ........................        4,400         254,232
                                                                  -------------
                                                                      1,257,641
                                                                  -------------
HEALTH - 14.2%
Cardinal Health, Inc. ............................        4,600         262,062
Johnson & Johnson ................................        4,500         260,415
Merck & Co., Inc. ................................        4,900         268,422
WellPoint Health Networks, Inc.* .................        4,000         307,000
                                                                  -------------
                                                                      1,097,899
                                                                  -------------
CONSUMER STAPLES - 13.0%
Altria Group, Inc. ...............................        7,400         221,704
Coca-Cola Co. ....................................        6,400         259,072
Kimberly-Clark Corp. .............................        5,700         259,122
Procter & Gamble Co. .............................        3,000         267,150
                                                                  -------------
                                                                      1,007,048
                                                                  -------------
FINANCIAL SERVICES - 9.9%
American Express Co. .............................        7,500         249,225
Bank of America Corp. ............................        3,900         260,676
Citigroup, Inc. ..................................        7,516         258,926
                                                                  -------------
                                                                        768,827
                                                                  -------------
ENERGY - 3.6%
Exxon Mobil Corp. ................................        8,000         279,600
                                                                  -------------
MATERIALS - 3.4%
Du Pont (E.I.) DE Nemours ........................        6,700         260,362
                                                                  -------------
TELECOMMUNICATION- 2.7%
SBC Communications, Inc. .........................       10,600         212,636
                                                                  -------------

ENHANCED 30 FUND
(CONTINUED)
================================================================================
                                                                      MARKET
COMMON STOCKS - 98.9%                                                 VALUE
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS (Cost $9,254,199) ............                $   7,672,728

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.1% .....                       85,862
                                                                  -------------

NET ASSETS - 100.0% ..............................                $   7,758,590
                                                                  =============

*    Non-income producing security.

See accompanying notes to financial statements.

GROWTH OPPORTUNITIES FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
                                                                      MARKET
COMMON STOCKS - 99.2%                                    SHARES       VALUE
--------------------------------------------------------------------------------
HEALTH CARE - 31.1%
Amgen, Inc.* .....................................       68,700   $   3,953,685
Biomet, Inc. .....................................      102,000       3,126,300
Biovail Corp.* ...................................      103,800       4,138,505
Genentech, Inc.* .................................       88,100       3,084,381
Genzyme Corp.* ...................................       85,000       3,098,250
Health Management Associates, Inc. - Class A .....      200,000       3,800,000
IDEC Pharmaceuticals Corp.* ......................       85,000       2,925,615
Invitrogen Corp.* ................................       80,765       2,473,832
MedImmune, Inc.* .................................       87,000       2,856,210
Quest Diagnostics, Inc.* .........................       48,000       2,865,120
Waters Corp.* ....................................       67,000       1,417,720
                                                                  -------------
                                                                     33,739,618
                                                                  -------------
TECHNOLOGY - 24.8%
Analog Devices, Inc.* ............................       90,000       2,475,000
EMC Corp.* .......................................      366,500       2,649,795
Intel Corp. ......................................      145,000       2,360,600
Microsoft  Corp. .................................      124,000       3,002,040
Novellus Systems, Inc.* ..........................       80,000       2,181,600
Oracle Corp.* ....................................      353,000       3,829,697
Peoplesoft, Inc.* ................................      142,000       2,172,600
Sun Microsystems, Inc.* ..........................      478,500       1,559,910
Symantec Corp.* ..................................       58,000       2,272,440
Texas Instruments, Inc. ..........................      120,800       1,977,496
VERITAS Software Corp.* ..........................      138,000       2,426,040
                                                                  -------------
                                                                     26,907,218
                                                                  -------------
MEDIA - 9.7%
Comcast Corp. - Class A* .........................      105,000       2,886,450
E.W. Scripps Co. .................................       34,100       2,582,734
Fox Entertainment Group, Inc. - Class A* .........       96,000       2,560,320
Walt Disney Company ..............................      146,000       2,484,920
                                                                  -------------
                                                                     10,514,424
                                                                  -------------
FINANCIAL SERVICES - 9.4%
Citigroup, Inc. ..................................       80,333       2,767,472
Goldman Sachs Group, Inc. ........................       32,000       2,178,560
Merrill Lynch & Co., Inc. ........................       74,000       2,619,600
Wells Fargo & Co. ................................       60,000       2,699,400
                                                                  -------------
                                                                     10,265,032
                                                                  -------------
TRANSPORTATION - 6.0%
Expeditors International of Washington, Inc. .....      105,000       3,774,750
FedEx Corp. ......................................       50,000       2,753,500
                                                                  -------------
                                                                      6,528,250
                                                                  -------------
RETAIL - 5.4%
Home Depot, Inc. .................................      122,000       2,971,920
Target Corp. .....................................      100,000       2,926,000
                                                                  -------------
                                                                      5,897,920
                                                                  -------------
TELECOMMUNICATIONS - 3.2%
Cisco Systems, Inc.* .............................      272,000       3,508,800
                                                                  -------------

GROWTH OPPORTUNITIES FUND
(CONTINUED)
================================================================================
                                                                      MARKET
COMMON STOCKS - 99.2% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
AEROSPACE & DEFENSE - 2.5%
L-3 Communications Holdings, Inc.* ...............       68,000   $   2,731,560
                                                                  -------------
BUSINESS SERVICES - 2.5%
Fiserv, Inc.* ....................................       85,000       2,675,800
                                                                  -------------
CONSUMER PRODUCTS - 2.4%
International Flavors & Fragrances, Inc. .........       85,000       2,642,650
                                                                  -------------
RESTAURANTS - 2.2%
Brinker International, Inc.* .....................       77,000       2,348,500
                                                                  -------------
OIL & GAS - 0.0%
Enbridge Energy Management, LLC ..................           77           3,065
                                                                  -------------

TOTAL COMMON STOCKS (Cost $147,677,255) ..........                $ 107,762,837
                                                                  -------------
CASH EQUIVALENTS - 1.2%
Merrill Lynch Premier Money Market-Institutional .    1,282,000       1,282,000
                                                                  -------------
TOTAL INVESTMENT SECURITIES - 100.4%
(Cost $148,959,255) ..............................                $ 109,044,837

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.4%) ...                     (382,304)
                                                                  -------------

NET ASSETS - 100.0% ..............................                $ 108,662,533
                                                                  =============

*    Non-income producing security.

See accompanying notes to financial statements.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
                                                                      MARKET
COMMON STOCKS - 116.8%                                   SHARES       VALUE
--------------------------------------------------------------------------------
UNITED KINGDOM - 35.5%
Barclays .........................................       32,162   $     185,427
BP ...............................................       19,003         120,674
British American Tobacco .........................        7,477          69,847
Cadbury Schweppes ................................       19,283         102,336
Compass Group ....................................       13,978          59,766
Diageo ...........................................       18,602         190,680
Glaxo Smithkline .................................       11,630         204,603
Hilton Group .....................................       14,802          32,112
HSBC Holdings ....................................       12,963         133,185
Kingfisher .......................................        9,626          34,957
Lloyds TSB Group .................................       21,268         108,500
Prudential .......................................       12,939          63,095
Shell Transport & Trading ........................       24,247         146,501
Smiths & Nephew ..................................        4,862          29,741
Smiths Group .....................................        2,500          25,389
Tesco ............................................       24,173          68,299
Unilever .........................................       22,348         207,178
Vodafone Group ...................................      116,827         208,668
Wolseley .........................................        4,915          39,641
WPP Group ........................................        5,407          29,229
                                                                  -------------
                                                                      2,059,828
                                                                  -------------
JAPAN - 17.2%
Acom .............................................        1,020          26,666
Canon ............................................        7,000         244,391
Fuji Photo Film ..................................        4,000         122,786
Honda ............................................        3,000          99,933
Hoya .............................................        1,300          78,386
Nintendo .........................................          900          72,862
Nippon Telegraph & Telephone .....................           29          98,558
NTT DoCoMo .......................................           30          55,912
Rohm .............................................          500          54,183
SMC ..............................................          100           7,826
Sony .............................................        1,100          38,961
Takeda Chemical Industries .......................        2,700         100,869
                                                                  -------------
                                                                      1,001,333
                                                                  -------------
SWITZERLAND - 15.4%
Nestle ...........................................        1,408         278,693
Novartis .........................................        4,345         160,913
Roche Holding ....................................        2,026         121,280
Swiss Re .........................................        2,747         134,763
UBS AG ...........................................        4,628         196,908
                                                                  -------------
                                                                        892,557
                                                                  -------------
NETHERLANDS - 10.3%
ABN Amro .........................................        9,522         139,232
Ahold ............................................        6,528          21,726
Heineken .........................................        1,195          44,323
ING Groep ........................................       11,765         135,954

INTERNATIONAL EQUITY FUND
(CONTINUED)
================================================================================
                                                                      MARKET
COMMON STOCKS - 116.8% (CONTINUED)                       SHARES       VALUE
--------------------------------------------------------------------------------
NETHERLANDS - 10.3% (CONTINUED)
Philips Electronics ..............................        7,065   $     110,937
Reed Elsevier ....................................        7,013          70,633
TPG ..............................................        2,600          39,606
VNU ..............................................        1,455          36,962
                                                                  -------------
                                                                        599,373
                                                                  -------------
FRANCE - 10.0%
Aventis ..........................................        4,085         179,327
Axa ..............................................        7,549          89,129
Lafarge ..........................................        1,078          60,345
Total Fina Elf ...................................        2,011         254,551
                                                                  -------------
                                                                        583,352
                                                                  -------------
GERMANY - 6.7%
Allianz ..........................................          130           6,540
Bayer ............................................        2,710          37,112
Bayerische Motoren Werke (BMW) ...................        4,049         112,224
Deutsche Bank ....................................        1,441          60,695
E. ON ............................................        4,134         170,517
                                                                  -------------
                                                                        387,088
                                                                  -------------
ITALY - 4.7%
ENI Spa ..........................................       11,253         150,298
Telecom Italia Mobile ............................       17,569         121,163
                                                                  -------------
                                                                        271,461
                                                                  -------------
SPAIN - 4.4%
Banco Santander Central Hispano ..................       19,293         123,157
Telefonica* ......................................       14,415         134,807
                                                                  -------------
                                                                        257,964
                                                                  -------------
HONG KONG - 3.6%
Cheung Kong Holdings .............................       10,000          55,388
HongKong Electric ................................        8,500          33,893
PetroChina .......................................      260,000          54,671
Sun Hung Kai Properties ..........................        8,000          38,362
Swire Pacific, Class A ...........................        6,500          25,752
                                                                  -------------
                                                                        208,066
                                                                  -------------
AUSTRALIA - 3.5%
Foster's Group ...................................        9,149          24,492
National Australia Bank ..........................        3,292          63,560
News Corp. .......................................        8,632          56,180
Westpac Banking ..................................        6,287          57,292
                                                                  -------------
                                                                        201,524
                                                                  -------------
SOUTH KOREA - 2.7%
Kookmin Bank ADR .................................        1,190          27,370
Posco ADR ........................................        1,500          29,550
Samsung Electronics, GDR, 144A ...................          899         101,587
                                                                  -------------
                                                                        158,507
                                                                  -------------
FINLAND - 1.7%
Nokia Oyj ........................................        7,170          99,051
                                                                  -------------
IRELAND - 1.0%
CRH ..............................................        4,063          58,079
                                                                  -------------

INTERNATIONAL EQUITY FUND
(CONTINUED)
================================================================================
                                                                      MARKET
COMMON STOCKS - 116.8% (CONTINUED)                       SHARES       VALUE
--------------------------------------------------------------------------------
PORTUGAL - 0.1%
Electricidade De Portugal ........................        1,764   $       3,022
                                                                  -------------

TOTAL COMMON STOCKS - 116.8% (Cost $7,490,938) ...                $   6,781,205

LIABILITIES IN EXCESS OF OTHER ASSETS - (16.8%) ..                     (973,028)
                                                                  -------------

NET ASSETS - 100.0% ..............................                $   5,808,177
                                                                  =============

*    Non-income producing security.

ADR  - American Depository Receipt

GDR  - Global Depository Receipt

144A - This is a restricted security that was sold in a transaction exempt from Rule 144A of the Securities Act of 1933. This security may be sold in transaction exempt from registration, normally qualified to institutional buyers.

Industry sector diversification of the International Equity Fund's investments as a percentage of net assets as of March 31, 2003 was as follows:

--------------------------------------------------------------------------------
                                                                      PERCENTAGE
INDUSTRY SECTOR                                                       NET ASSETS
--------------------------------------------------------------------------------
Consumer Staples ............................................           17.30%
Consumer Discretionary ......................................           15.10%
Energy ......................................................           12.50%
Financial ...................................................           28.40%
Health Care .................................................           13.70%
Industrial ..................................................            3.40%
Information Technology ......................................            9.90%
Materials ...................................................            2.20%
Telecomunication Service ....................................           10.70%
Utilities ...................................................            3.60%
Liabilities in excess of other assets .......................          (16.80%)
                                                                      --------
                                                                       100.00%
                                                                      ========

See accompanying notes to financial statements.

LARGE CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
                                                                      MARKET
COMMON STOCKS - 98.4%                                    SHARES       VALUE
--------------------------------------------------------------------------------
HEALTH - 25.5%
Amgen* ...........................................       16,900   $     972,595
Cardinal Health, Inc. ............................       17,800       1,014,066
Caremark Rx, Inc.* ...............................       23,875         433,331
Eli Lilly & Company ..............................       11,050         631,508
Forest Laboratories, Inc.* .......................       13,325         719,150
Johnson & Johnson ................................       20,900       1,209,483
Medtronic, Inc. ..................................       18,450         832,464
Merck & Co., Inc. ................................       13,500         739,530
Pfizer, Inc. .....................................       60,375       1,881,284
UnitedHealth Group, Inc. .........................        4,000         366,680
                                                                  -------------
                                                                      8,800,091
                                                                  -------------
TECHNOLOGY - 24.9%
Affliated Computer Services, Inc. - Class A* .....       21,100         933,886
Cisco Systems, Inc.* .............................       92,900       1,198,410
Dell Computer Corp.* .............................       29,900         816,569
First Data Corp. .................................       15,000         555,150
Intel Corp. ......................................       52,300         851,444
Microsoft Corp. ..................................       54,700       1,324,286
QLogic Corp.* ....................................       16,950         629,523
STMicroelectronics N.V ...........................       42,200         797,580
SunGard Data Systems, Inc.* ......................       26,550         565,515
The BISYS Group, Inc.* ...........................       32,150         524,688
VERITAS Software Corp.* ..........................       23,000         404,340
                                                                  -------------
                                                                      8,601,391
                                                                  -------------
CONSUMER, CYCLICAL - 17.1%
Bed Bath & Beyond, Inc.* .........................       15,275         527,599
Darden Restaurants, Inc. .........................       21,050         375,743
Home Depot, Inc. .................................       14,200         345,912
Kohl's Corp.* ....................................       15,850         896,793
Lowe's Companies, Inc. ...........................       22,050         900,081
Staples, Inc.* ...................................       28,900         529,737
Viacom, Inc. - Class A* ..........................       21,800         795,700
Wal-Mart Stores, Inc. ............................       29,825       1,551,794
                                                                  -------------
                                                                      5,923,359
                                                                  -------------
FINANCIAL SERVICES - 11.3%
American International Group, Inc. ...............       13,950         689,828
Bank of New York Co., Inc. .......................       28,800         590,400
Fifth Third Bancorp ..............................       15,300         767,142
Freddie Mac ......................................       20,100       1,067,310
SLM Corp. ........................................        7,000         776,440
                                                                  -------------
                                                                      3,891,120
                                                                  -------------
CONSUMER, NON-CYCLICAL - 9.1%
Adolph Coors Company - Class B ...................        5,700         276,450
Anheuser-Busch Companies, Inc. ...................        7,500         349,575
Apollo Group, Inc.* ..............................        8,050         401,695
Colgate-Palmolive Co. ............................       13,700         745,828
PepsiCo, Inc. ....................................        8,850         354,000

LARGE CAP GROWTH FUND
(CONTINUED)
================================================================================
                                                                      MARKET
COMMON STOCKS - 98.4% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
Procter & Gamble Co. .............................        6,550   $     583,278
Whole Foods Market, Inc.* ........................        8,000         445,120
                                                                  -------------
                                                                      3,155,946
                                                                  -------------
CAPITAL GOODS - 8.1%
3M Co. ...........................................        5,350         695,661
General Electric Co. .............................       81,840       2,086,920
                                                                  -------------
                                                                      2,782,581
                                                                  -------------
OIL & GAS - 2.4%
BJ Services Co.* .................................       13,500         464,265
Weatherford International Ltd.* ..................       10,050         379,589
                                                                  -------------
                                                                        843,854
                                                                  -------------

TOTAL COMMON STOCKS ..............................                $  33,998,342
                                                                  -------------
CASH EQUIVALENTS - 1.9%
Merrill Lynch Premier Money Market - Institutional      663,000         663,000
                                                                  -------------
TOTAL INVESTMENT SECURITIES - 100.3%
(Cost $39,737,986) ...............................                $  34,661,342

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.3%) ...                     (115,280)
                                                                  -------------

NET ASSETS - 100.0% ..............................                $  34,546,062
                                                                  =============

*    Non-income producing security.

See accompanying notes to financial statements.

SMALL CAP GROWTH FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
                                                                      MARKET
COMMON STOCKS - 94.3%                                    SHARES       VALUE
--------------------------------------------------------------------------------
TECHNOLOGY - 21.2%
Artisan Components, Inc.* ........................       27,683   $     447,385
Cerner Corp.* ....................................       15,000         485,700
Cray, Inc.* ......................................       20,000         132,400
Fairchild Semiconductor International Corp. -
   Class A* ......................................       20,820         217,777
Firstwave Technologies, Inc.* ....................       10,000         141,900
Genesis Microchip Inc.* ..........................        7,348          91,703
Group 1 Software, Inc.* ..........................        7,400         133,200
Imation Corp.* ...................................       19,400         722,067
MicroStrategy Inc.* ..............................        4,000          96,440
Neoware Systems, Inc.* ...........................        6,400          80,064
OmniVision Technologies, Inc.* ...................        8,200         169,904
Overland Storage, Inc.* ..........................        7,300         104,901
SafeNet, Inc.* ...................................        4,550          93,048
ScanSoft, Inc.* ..................................       19,700          88,650
Semtech Corp.* ...................................       20,300         307,545
SkillSoft PLC* ...................................       52,759         140,339
Storage Technology Corp.* ........................       27,150         548,973
TechTeam Global, Inc.* ...........................       10,600          64,024
Verint Systems Inc.* .............................        7,000         118,300
                                                                  -------------
                                                                      4,184,320
                                                                  -------------
MEDICAL SUPPLIES - 19.1%
Advanced Neuromodulation Systems, Inc.* ..........        3,400         145,860
BioLase Technology, Inc.* ........................       10,000          82,000
Biosite Incorporated* ............................       19,650         754,757
Exactech, Inc.* ..................................        9,200         103,868
Fisher Scientific International Inc.* ............       15,100         422,196
Immucor, Inc.* ...................................        4,600         100,740
Merit Medical Systems, Inc.* .....................        3,600          68,580
PolyMedica Corp. .................................       19,900         605,955
Possis Medical, Inc.* ............................        6,300         101,808
STERIS Corp.* ....................................       20,550         537,588
The Cooper Companies, Inc. .......................       22,550         674,245
Young Innovations, Inc.* .........................        2,000          44,020
Zoll Medical Corp.* ..............................        2,700         110,322
                                                                  -------------
                                                                      3,751,939
                                                                  -------------
HEALTHCARE - 10.2%
Accredo Health, Inc.* ............................       21,150         514,770
Centene Corp.* ...................................        2,900          84,709
Computer Programs and Systems, Inc.* .............        4,050          99,225
eResearch Technology, Inc.* ......................        8,400         225,456
Hanger Orthopedic Group* .........................        5,000          57,150
Horizon Health Corp.* ............................        8,000         136,080
LabOne, Inc.* ....................................        5,700         109,725
Quality Systems, Inc.* ...........................        5,000         127,550
Sunrise Assisted Living, Inc.* ...................       23,300         559,200
Vital Images, Inc.* ..............................        7,100          88,324
                                                                  -------------
                                                                      2,002,189
                                                                  -------------

SMALL CAP GROWTH FUND
(CONTINUED)
================================================================================
                                                                      MARKET
COMMON STOCKS - 94.3% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
PHARMACEUTICALS - 8.7%
Bradley Pharmaceuticals, Inc.* ...................        9,000   $     121,320
Chattem, Inc.* ...................................        5,000          76,950
Endo Pharmaceuticals* ............................       49,156         663,114
Hi-Tech Pharmacal Co., Inc.* .....................        7,800         168,090
The Medicines Company* ...........................       36,886         687,555
                                                                  -------------
                                                                      1,717,029
                                                                  -------------
INDUSTRIAL PRODUCTS & SERVICES - 7.4%
BorgWarner, Inc. .................................       10,300         492,751
Ceradyne, Inc.* ..................................        9,700          89,046
Encompass Services Corp.* ........................        9,900              20
FindWhat.com* ....................................       10,100         106,050
FLIR Systems, Inc.* ..............................        8,550         405,356
Fuel-Tech N.V.* ..................................       17,576          58,177
Harris Interactive Inc.* .........................       20,000         109,600
Portfolio Recovery Associates, Inc.* .............        5,100         116,076
World Fuel Services Corp. ........................        3,600          73,296
                                                                  -------------
                                                                      1,450,372
                                                                  -------------
OIL & GAS - 4.1%
Evergreen Resources, Inc.* .......................        5,617         254,506
Hurricane Hydrocarbons Ltd.* .....................       34,865         352,834
Superior Energy Services, Inc.* ..................       22,346         191,058
                                                                  -------------
                                                                        798,398
                                                                  -------------
UTILITIES - 3.3%
Impact Energy Inc.* ..............................      304,350         282,209
Western Gas Resources, Inc. ......................       11,499         374,292
                                                                  -------------
                                                                        656,501
                                                                  -------------
FINANCIAL SERVICES - 3.3%
CCC Information Services Group Inc.* .............        5,400          87,372
Raymond James Financial, Inc. ....................       21,750         562,673
                                                                  -------------
                                                                        650,045
                                                                  -------------
MEDIA - 3.0%
Avocent Corp.* ...................................       22,100         515,814
eUniverse, Inc.* .................................       16,000          81,440
                                                                  -------------
                                                                        597,254
                                                                  -------------
BIOTECHNOLOGY - 3.0%
Gen-Probe Inc.* ..................................       25,000         566,000
Strategic Diagnostics Inc.* ......................        3,500          16,100
                                                                  -------------
                                                                        582,100
                                                                  -------------
COMMUNICATIONS - 2.7%
Boston Communications Group, Inc.* ...............        7,800         122,148
Brightpoint, Inc.* ...............................        7,000         114,660
Crown Castle International Corp.* ................       32,953         181,242
j2 Global Communications, Inc.* ..................        4,000         113,960
                                                                  -------------
                                                                        532,010
                                                                  -------------
CONSUMER NON-DURABLES - 2.5%
Central European Distribution Corp.* .............        4,000          90,480
Sylvan Learning Systems, Inc.* ...................       17,500         277,900
USANA Health Sciences, Inc.* .....................        5,700         113,430
                                                                  -------------
                                                                        481,810
                                                                  -------------

SMALL CAP GROWTH FUND
(CONTINUED)
================================================================================
                                                                      MARKET
COMMON STOCKS - 94.3% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
PRODUCER MANUFACTURING - 1.7%
Daktronics, Inc.* ................................        6,200   $      96,410
Nam Tai Electronics, Inc. ........................        4,500         113,220
Stake Technology Ltd.* ...........................       29,000         114,840
                                                                  -------------
                                                                        324,470
                                                                  -------------
AIRLINES - 1.5%
Airtran Holdings, Inc.* ..........................       44,300         298,139
                                                                  -------------
CONSUMER DURABLES - 1.5%
Emerson Radio Corp.* .............................       14,200          97,696
Keystone Automotive Industries, Inc.* ............        4,800          85,056
Select Comfort Corp.* ............................       11,000         110,990
                                                                  -------------
                                                                        293,742
                                                                  -------------
RETAIL - 1.1%
Central Garden & Pet Company* ....................        5,200         112,528
Dick's Sporting Goods, Inc.* .....................        4,500         103,095
                                                                  -------------
                                                                        215,623
                                                                  -------------

TOTAL COMMON STOCKS (Cost $17,914,213) ...........                $  18,535,941

OTHER ASSETS IN EXCESS OF LIABILITIES - 5.7% .....                    1,120,985
                                                                  -------------

NET ASSETS - 100.0% ..............................                $  19,656,926
                                                                  =============

*    Non-income producing security.

See accompanying notes to financial statements.

VALUE PLUS FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2003
================================================================================
                                                                      MARKET
COMMON STOCKS - 98.3%                                    SHARES       VALUE
--------------------------------------------------------------------------------
PHARMACEUTICALS - 13.1%
Bristol-Myers Squibb .............................       45,450   $     960,359
Cardinal Health ..................................       20,055       1,142,533
Health Management Associates, Class A ............       54,270       1,031,130
Merck ............................................        8,675         475,217
Pfizer ...........................................       50,040       1,559,246
WellPoint Health Networks* .......................       15,490       1,188,858
                                                                  -------------
                                                                      6,357,343
                                                                  -------------
BANKING - 12.0%
Bank of America ..................................       25,390       1,697,069
Charter One Financial ............................       42,431       1,173,641
Citigroup ........................................       22,912         789,318
Comerica .........................................       12,660         479,561
JP Morgan Chase ..................................       27,180         644,438
U.S. Bancorp .....................................       53,310       1,011,824
                                                                  -------------
                                                                      5,795,851
                                                                  -------------
OIL & GAS - 9.2%
ChevronTexaco ....................................       15,015         970,720
ConocoPhillips ...................................       27,458       1,471,749
Exxon Mobil ......................................       35,373       1,236,286
Transocean Sedco Forex ...........................       35,197         719,779
                                                                  -------------
                                                                      4,398,534
                                                                  -------------
COMPUTERS & INFORMATION - 7.2%
Hewlett-Packard ..................................       80,855       1,257,295
International Business Machines ..................        7,895         619,205
Lexmark International Group, Class A* ............       23,695       1,586,380
                                                                  -------------
                                                                      3,462,880
                                                                  -------------
FINANCIAL SERVICES - 7.0%
Fannie Mae .......................................       15,640       1,022,074
Freddie Mac ......................................       25,375       1,347,412
Lehman Brothers Holdings .........................       17,185         992,434
                                                                  -------------
                                                                      3,361,920
                                                                  -------------
BEVERAGES, FOOD & TOBACCO - 6.6%
Anheuser Busch ...................................       28,875       1,345,864
Darden Restaurants ...............................       34,305         612,344
McDonald's .......................................       83,455       1,206,759
                                                                  -------------
                                                                      3,164,967
                                                                  -------------
RETAILERS - 6.2%
CVS ..............................................       47,800       1,140,030
Federated Department Stores* .....................       18,315         513,186
Home Depot .......................................       53,330       1,299,119
                                                                  -------------
                                                                      2,952,335
                                                                  -------------
INDUSTRIAL - DIVERSIFIED - 5.7%
General Electric .................................       32,650         832,575
Ingersoll-Rand ...................................       31,225       1,204,973
Tyco International ...............................       54,635         702,606
                                                                  -------------
                                                                      2,740,154
                                                                  -------------

VALUE PLUS FUND
(CONTINUED)
================================================================================
                                                                      MARKET
COMMON STOCKS - 98.3% (CONTINUED)                        SHARES       VALUE
--------------------------------------------------------------------------------
TELEPHONE SYSTEMS - 5.1%
Alltell ..........................................       22,435   $   1,004,190
SBC Communications ...............................       29,600         593,776
Verizon Communications ...........................       24,265         857,768
                                                                  -------------
                                                                      2,455,734
                                                                  -------------
ELECTRIC UTILITIES - 4.6%
Cinergy ..........................................       22,885         770,080
Dominion Resources ...............................       26,230       1,452,355
                                                                  -------------
                                                                      2,222,435
                                                                  -------------
ELECTRONICS - 3.4%
Analog Devices* ..................................       17,775         488,813
Flextronics International* .......................       62,680         546,570
Intel ............................................       36,085         587,463
                                                                  -------------
                                                                      1,622,846
                                                                  -------------
INSURANCE - 3.1%
Chubb ............................................       23,095       1,023,570
Lincoln National .................................       15,875         444,500
                                                                  -------------
                                                                      1,468,070
                                                                  -------------
FOREST PRODUCTS AND PAPER - 2.9%
Kimberly-Clark ...................................       30,230       1,374,256
                                                                  -------------
BUILDING PRODUCTS - 2.4%
Masco ............................................       60,915       1,134,237
                                                                  -------------
AUTOMOTIVE - 2.0%
Magna International, Class A .....................       18,725         978,943
                                                                  -------------
METALS - 2.0%
Alcoa ............................................       48,980         949,232
                                                                  -------------
HEAVY MACHINERY - 1.8%
Caterpiller ......................................       17,595         865,674
                                                                  -------------
MEDIA - BROADCASTING & PUBLISHING - 1.8%
AOL Time Warner* .................................       77,560         842,302
                                                                  -------------
CHEMICALS - 1.2%
Du Pont (E.I.) DE Nemours ........................       14,520         564,247
                                                                  -------------
AEROSPACE & DEFENSE - 1.0%
Honeywell International ..........................       22,840         487,862
                                                                  -------------

TOTAL COMMON STOCKS - 98.3% (Cost $57,545,517) ...                $  47,199,822

OTHER ASSETS IN EXCESS OF LIABILITIES - 1.7% .....                      792,216
                                                                  -------------

NET ASSETS - 100.0% ..............................                $  47,992,038
                                                                  =============

*    Non-income producing security.

See accompanying notes to financial statements.

REPORT OF INDEPENDENT AUDITORS
================================================================================

To the Board of Trustees and Shareholders

Touchstone Strategic Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Touchstone Strategic Trust (comprised of Emerging Growth Fund, Enhanced 30 Fund, Growth Opportunities Fund, International Equity Fund, Large Cap Growth Fund, Small Cap Growth Fund and Value Plus Fund) (the "Funds") as of March 31, 2003, and the related statements of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended for the Emerging Growth Fund, Enhanced 30 Fund, Growth Opportunities Fund, International Equity Fund, Large Cap Growth Fund and Value Plus Fund and the statement of operations, statement of changes in net assets and financial highlights for the period ended March 31, 2003 for the Small Cap Growth Fund, and the financial highlights for each of the four years in the period ended March 31, 2003, for the Growth Opportunities Fund and Large Cap Growth Fund, and for each of the two years in the period ended March 31, 2003, for the three months ended March 31, 2001 and each of the two years in the period ended December 31, 2000 for the International Equity Fund, Emerging Growth Fund, and Value Plus Fund, and for each of the two years in the period ended March 31, 2003 and for the period ended March 31, 2001 for the Enhanced 30 Fund. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for the Growth Opportunities Fund and Large Cap Growth Fund for the year ended March 31, 1999 were audited by other auditors whose report dated April 31, 1999 expressed an unqualified opinion. The financial highlights presented herein for the International Equity Fund, Emerging Growth Fund, and Value Plus Fund for each of the respective years or periods ended December 31, 1998 were audited by other auditors whose report dated February 18, 1999 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios comprising Touchstone Strategic Trust at March 31, 2003, the results of their operations and changes in their net assets for each of the periods presented herein and their financial highlights for periods referred to above, except for those periods audited by other auditors, in conformity with accounting principles generally accepted in the United States.

                                        /s/ Ernst & Young LLP

Cincinnati, Ohio
May 19, 2003

TOUCHSTONE INVESTMENTS

DISTRIBUTOR
Touchstone Securities, Inc.
221 East Fourth Street
Cincinnati, Ohio 45202-4094
800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.
221 East Fourth Street
Cincinnati, Ohio 45202-4094

TRANSFER AGENT
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
800.543.0407

A Member of Western & Southern Financial Group(R)

                                                               -----------------
                                                                   PRESORTED
                                                                   STANDARD
                                                               U.S. POSTAGE PAID
                                                                  CHICAGO, IL
                                                                  PERMIT #6325
                                                               -----------------

                                                       ADDRESS SERVICE REQUESTED

[LOGO] TOUCHSTONE
       INVESTMENTS
                                                                 ---------------
                                                                    TSF-262-0303
                                                                 ---------------

ITEM 2. CODE OF ETHICS. Not applicable to Annual Reports for the period ended March 31, 2003.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable to Annual Reports for the period ended March 31, 2003.

ITEMS 4-8. RESERVED

ITEM 9. CONTROLS AND PROCEDURES. Not applicable to Annual Reports for the period ended March 31, 2003.

ITEM 10. EXHIBITS. Certifications required by Item 10(b) of Form N-CSR are filed herewith.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).]

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Strategic Trust
             -------------------------------------------------------------------

By (Signature and Title)

* /s/ Patrick T. Bannigan
-----------------------------------
Patrick T. Bannigan
President

Date:  June 3, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

* /s/ Patrick T. Bannigan
-----------------------------------
Patrick T. Bannigan
President

Date:  June 3, 2003

By (Signature and Title)

* /s/ Terrie A. Wiedenheft
-----------------------------------
Terrie A. Wiedenheft
Controller

Date:  June 6, 2003

* Print the name and title of each signing officer under his or her signature.